PROSPECTUS                  3,763,201 Shares of Beneficial Interest

                                    NEW WORLD INVESTMENT FUND
          New World Investment Fund (the "Fund') is a non-diversified, closed-end management investment company organized as a business trust in the United States under the laws of the Commonwealth of Massachusetts on March 1, 1989, and registered under the Investment Company Act of 1940, as amended. As of the date of this Prospectus, the Fund had outstanding 11,828,220 shares of beneficial interest, par value $.001 per share, and its aggregate net assets were approximately $228,166,364. The Fund seeks, over the long term, a high level of total return by investing primarily in securities of Latin American issuers. Under normal market conditions, the Fund invests between 60% and 90% of its total assets in equity securities of Latin American issuers. The Fund also may invest in fixed-income securities of Latin American issuers and in other investment companies or collective investment undertakings that invest in Latin American equity and/or fixed-income securities. The Fund currently intends to limit its investments in Latin American securities to securities issued or traded in the markets of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela, although it may invest in additional Latin American markets in the future.

          The Fund's investment adviser is Capital International, Inc. (the "Adviser").

          The Fund is offering 3,763,201 shares of beneficial interest (the "Shares") to the public in a continuous offering (the "Offering"). The Offering will continue until all the Shares have been sold. There is no public trading market for the Fund's shares. It is not currently anticipated that an active secondary market will develop for any shares of the Fund and as such the Shares may not be considered readily marketable. In addition, all shareholders are required to enter into a Shareholders Agreement which imposes certain limitations and restrictions on the transfer of the Shares. See "Shareholders Agreement and Restrictions on Transfer."

          Investment in Latin America involves certain special considerations, such as limitations on foreign investment and repatriation of capital, price volatility, limited liquidity and small market capitalization of the Latin American securities markets, currency exchange rate fluctuations and devaluations, high domestic inflation, government involvement in the private sector, and political uncertainty, which are not typically associated with investments in the United States. See "Investment Objective and Policies" and "Special Considerations and Risk Factors."

          The address of the Fund is 11100 Santa Monica Boulevard, Los Angeles, CA 90025, and the Fund's telephone number is (310) 996-6000.

          This Prospectus sets forth concisely the information an investor should know before investing and should be retained for future reference. Additional information about the Fund has been filed with the U.S. Securities and Exchange Commission ("SEC") and is available from the Fund upon written or oral request and without charge.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
===============================================================================

               Price to Public (1)(2)   Sales Load         Proceeds to the Fund(2)(3)

Per Share      $19.29                 N/A                $19.29

Total(2)         $72,592,147           N/A                 $72,592,147


(1) The Shares are offered on a best efforts basis by the officers and Trustees of the Fund. No commission or remuneration will be paid to such persons in connection with the sale of Shares. The offering price of the Shares is equal to the net asset value, next determined after the order to purchase Shares has been received by the Fund. As of November 30, 1995, the net asset value per share was $19.29.

(2) Assuming all Shares currently registered are sold pursuant to continuous offering.

(3) Before deducting expenses of the offering borne by the Fund estimated to be $32,995.92

                THE DATE OF THIS PROSPECTUS IS DECEMBER 1, 1995.



Shareholder Transaction Expenses
Sales Load (as a percentage of offering price) . . . . . . . . . . None
Dividend Reinvestment and Cash Purchase Plan Fees. . . . . . . . . None
Annual Fund Operating Expenses (as a percentage of net assets)
Management Fees* . . . . . . . . . . . . . . . . . . . . . . . .  0.90%
Other Expenses**   . . . . . . . . . . . . . . . . . . . . . . .  0.40%
Total Annual Fund Operating Expenses***  . . . . . . . . . . . . .  1.30%

          The purposes of the table above is to help you understand all fees and expenses that you, as a Fund shareholder, would bear directly or indirectly.

* Effective September 10, 1995, the Investment Adviser's fee, which is payable monthly, is assessed at the annual rates of 0.90% of the first $400 million of aggregate net assets and 0.80% of aggregate net assets in excess of $400 million. Prior to September 10, 1995, the Adviser's fee was assessed at the annual rates of 1.00% on the first $400 million of aggregate net assets and 0.80% of aggregate net assets in excess of $400 million.

** "Other Expenses" are estimated and include non-U.S. taxes paid or accrued on net investment income as a result of investing in certain foreign countries.

*** The expenses shown in the table are for the current fiscal year and are based upon the aggregate net assets of the Fund as of June 30, 1995, assuming all Shares being offered by this Prospectus are sold at net asset value as of June 30, 1995. Total expenses excluding non-U.S. taxes (as a percentage of net assets) are estimated at 1.20% for the current fiscal year, which reflects the new investment advisory rate of 0.90%.
Example

          An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year         Three Years       Five Years       Ten Years

$12              $38               $66              $145


          This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

          The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.

THE FUND

New World Investment Fund (the "Fund") is a closed-end management investment company organized as a business trust in the United States under the laws of the Commonwealth of Massachusetts on March 1, 1989, and registered under the Investment Company Act of 1940, as amended ("1940 Act"). As of the date of this Prospectus, the Fund had outstanding 11,828,220 shares of beneficial interest, par value $.001 per share, and its aggregate net assets were approximately $228,166,364. The Fund is designed for investors seeking to invest in securities of Latin American issuers. See "The Fund."

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek, over the long term, a high level of total return by investing primarily in securities of Latin American issuers. The Fund's policy, under normal market conditions, is to invest between 60% and 90% of its total assets in equity securities of Latin American issuers. The Fund may also invest in fixed-income securities of Latin American issuers and Brady Bonds for liquidity management purposes and when the Fund's investment adviser believes that such securities may provide a high level of total return.

The Fund intends currently to limit its investments in Latin American securities to securities issued or traded in the markets of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela, although it may invest in additional Latin American markets in the future. Under normal conditions, the Fund may invest up to 10% of its assets outside of Latin America. The Fund intends to allocate its assets geographically in accordance with its investment adviser's view of investment opportunities at a given time, but will invest in the securities of issuers in at least three different countries. As a fundamental policy, the Fund may not invest more than 50% of its assets in securities of issuers based in a single country.

The Fund also may invest from time to time in other investment companies or collective investment undertakings that invest in Latin American equity and/or fixed-income securities.


The Fund may invest in illiquid or restricted securities and may purchase securities directly from the issuer and make certain investments, including purchases of participation interests in bank loans, that may not have all the characteristics of other equity or debt securities in which the Fund may invest. The Fund intends, however, to invest primarily in securities that are listed on bona fide securities exchanges or are actively traded in the over-the-counter markets and, in any case, will not make additional investments in securities (or participation interests) that are not readily marketable at any time when more than 35% of its total assets are invested in such securities (or participation interests). For temporary defensive purposes the Fund may reduce its holdings of Latin American equity securities and increase its holdings of bonds or short-term debt obligations of Latin American or other issuers and cash (some or all of which may be denominated in U.S. dollars or other non-Latin American currencies). See "Investment Objective and Policies." The Fund may also enter into transactions in derivative instruments for risk management, investment and other purposes including options on securities and securities indexes, futures contracts with respect to securities, securities indexes, or currencies, swap agreements, and equity-linked notes. These instruments may be more volatile than other portfolio instruments held by the Fund, and there can be no assurance that use of any such instrument will be successful in reducing portfolio risk or increasing portfolio returns. Successful use of these instruments by the Fund depends on the ability of the Adviser to correctly predict future movements in interest rates, security prices, or other market indicators.


THE OFFERING

The Fund is offering 3,763,201 shares of beneficial interest, par value $.001 each, (the "Shares") to the public in a continuous offering (the "Offering"). The Shares will be offered by the Fund on a continuous basis until all 3,763,201 Shares offered have been sold. Shares may be purchased by notifying Abbe Shapiro by telephone (310-996-6153) or telecopy (310-996-6200). Assuming the investor suitability and minimum purchase requirements described herein have been met and the order has been accepted, the price of Shares will be the net asset value per Share next determined (on the last business day of each week and month). Payment, which may be in the form of check or by wire, must be received on or prior to the third business day following the date on which the price is determined at the direction of the Fund's officers. At the sole discretion of Capital International, Inc. (the "Adviser"), investors may be permitted to purchase Shares by tendering to the Fund securities which are determined by the Adviser to be appropriate for the Fund's investment portfolio. See "The Offering."

INVESTOR SUITABILITY REQUIREMENTS AND MINIMUM PURCHASES

The Fund has established suitability standards which require that each prospective investor that is a "company" (as that term is defined in the 1940
Act) must have total assets in excess of US $5 million. A prospective investor that is a natural person must be an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended ("1933 Act"). That is, such person must have an individual net worth in excess of US $1 million or an individual income in excess of US $200,000 during each of the two most recent years. The minimum initial purchase pursuant to the Offering (for companies and natural persons) is $100,000 (approximately 5,184 Shares based on the offering price at the date of this Prospectus) and $25,000 thereafter.

SHAREHOLDERS AGREEMENT AND RESTRICTIONS ON TRANSFER

All shares of the Fund, including the Shares to be issued in the Offering, are equal with all other shares with respect to dividends, voting rights, liquidation rights and other matters. See "Capitalization."
Each current holder of the Fund's shares has entered into a Shareholders Agreement. Among other things, the Shareholders Agreement provides with respect to transfers of shares that no Shareholder may transfer any shares to a third party that is a "company" (as that term is defined in the 1940 Act) unless (i) the prospective purchaser represents that it has net assets in excess of US $5 million; (ii) it transfers the lesser of its entire holding of shares or a sufficient number of shares that their current net asset value, in the aggregate, equals or exceeds the required minimum initial investment (currently, $100,000); (iii) the Fund receives prior written notification of the terms of any transfer and of the nature of the proposed transferee(s), and if requested, the Fund receives evidence of the proposed transfer's compliance with applicable law; and (iv) the Board of Trustees has not, within up to 30 days following receipt of the required notification from a prospective selling shareholder, determined that the proposed transfer would have a material adverse impact on the Fund or any of its shareholders and prohibited the transfer. If the prospective purchaser is a natural person no shares may be transferred unless (i) the prospective purchaser satisfies (ii), (iii) and (iv) above, and (ii) the prospective purchaser has an individual net worth in excess of US $1 million or an individual income in excess of US $200,000 during each of the two most recent years. The Shareholders Agreement provides further that successors in interest of the holders of shares will be bound by its terms, and will be required to execute the Agreement. All investors purchasing shares pursuant to the Offering are required to enter into the Shareholders Agreement. See "Shareholders Agreement and Restrictions on Transfer."

In light of the risks involved in an investment in the Fund and the unlikelihood that a secondary market will develop for the Shares, Shares should not be purchased unless the purchaser is capable of bearing the significant risk of maintaining such an investment for an indefinite period.

TENDER OFFER

The Fund's Board of Trustees presently intends to consider, on approximately a quarterly basis, whether to authorize the repurchase by the Fund of up to 5% of the Fund's issued and outstanding shares at the then current net asset value of such shares. There is no guarantee that the Fund will repurchase any shares or that shares tendered pursuant to a tender offer made by the Fund will in fact be purchased. The Fund has received an exemption from the Securities and Exchange Commission (the "SEC") to permit the Fund to repurchase shares in connection with tender offers while it is engaged in a continuous distribution of its shares.

SPECIAL CONSIDERATIONS AND RISK FACTORS

The Fund, like other investors in Latin American securities, will be subject to general economic and political conditions and risks in the Latin American countries in which it invests. The Fund's investments in securities of Latin American issuers involve certain considerations not typically associated with investments in securities of U.S. companies or of U.S. government entities. These considerations include, generally: (a) restrictions on investment and repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (b) currency devaluations and fluctuations in currency exchange rates; (c) greater price volatility, substantially less liquidity, more limited regulation, and significantly smaller market capitalizations of Latin American securities markets; (d) more pervasive governmental involvement in the domestic economy; (e) higher rates of inflation; (f) certain local tax law considerations; and (g) political uncertainty (h) risks associated with investments in loan participations; (i) settlement risks and other considerations.

Because of the limited forward market for the purchase of U.S. dollars in most, if not all, Latin American countries and the limited circumstances in which the Fund expects to hedge against declines in the value of Latin American currencies generally, the Fund will be adversely affected by devaluations of Latin American currencies against the U.S. dollar to the extent the Fund is invested in securities denominated in currencies experiencing a devaluation.

In addition, accounting, auditing and financial reporting standards in Latin American countries are different from U.S. standards. As a result, certain material disclosures may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund's investments were restricted to securities of U.S. issuers.

Shares of closed-end investment companies that are publicly traded frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund's outstanding shares are not, and it is not expected that the Shares offered hereby will be, publicly traded. See "Special Considerations and Risk Factors--Market Value and Net Asset Value."

While the Fund expects primarily to invest in Latin American equity securities of companies that are listed on bona fide securities exchanges or are traded in over-the-counter ("OTC") markets, it may, subject to local investment restrictions, invest up to 35% of its assets in securities and participation interests that are not readily marketable. Such investments may involve a high degree of business and financial risk. Because of the absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than is the case for securities of listed companies. In addition to the relevant financial and business risks, companies not publicly traded may not be subject to the same disclosure requirements applicable to companies whose securities are publicly traded. See "Special Considerations and Risk Factors--Illiquid or Restricted Securities."

The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by that Act in the proportion of its assets that may be invested in the securities of a single issuer. The Fund is, however, subject to certain local laws limiting investments in a single issuer and intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio investments than a diversified company might be. See "Investment Restrictions" and "Tax Considerations."

INVESTMENT ADVISER

Capital International, Inc. (the "Adviser") manages the investment portfolio and business affairs of the Fund, subject to policies established by the Fund's Board of Trustees. See "Management of the Fund -- The Investment Adviser."

ADVISORY FEES AND OTHER EXPENSES

The Fund pays the Adviser a monthly fee at an annual rate of 0.90% of the first $400 million of the Fund's aggregate net assets and 0.80% of such aggregate net assets in excess of $400 million. This Fee is higher than that paid by most other U.S. registered investment companies investing solely in securities of U.S. issuers, but the Adviser believes that it is comparable to that of U.S. registered investment companies investing in securities of Latin American issuers. Other Fund expenses are deducted from its assets or income. See "Management of the Fund."

                              FINANCIAL HIGHLIGHTS

        The table below provides per share data and ratios for one share of the Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes which appear elsewhere in this Prospectus. The financial statements and notes and the financial information in the table below have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included elsewhere in this Prospectus.

PER-SHARE DATA AND RATIOS                For the Fiscal Years Ended June 30,

                                          1995               1994              1993

Net Asset Value, Beginning of Period     $31.27        $24.89       $20.98



INCOME FROM INVESTMENT OPERATIONS:

   Net investment income                 .43           .50          .37

   Net  realized and unrealized (loss) gain on   (2.49)        8.83         5.59
      investments before non-U.S. taxes

   Non-U.S. taxes                        (.10)         (.50)        (.01)

      Total (loss) income from investment operations   (2.16)        8.83         5.95



LESS DISTRIBUTIONS:

   Dividends from net investment income   (.04)         (.21)        --

   Distributions from net realized gain    (9.81)        (2.24)       (2.04)

      Total distributions                (9.85)        (2.45)       (2.04)



Net Asset Value, End of Period           $19.26        $31.27       $24.89

Total Return                             (15.47%)      35.97%       31.28%



RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of period (in millions)   $242          $305         $212

   Ratio of expenses to average net assets   1.27%         1.36%        1.40%

   Ratio of expenses and non-U.S. taxes    1.40%         1.50%        1.62%
      to average net assets

   Ratio of net income to average net assets   1.58%         1.43%        1.70%

   Portfolio turnover rate               44.19%        21.47%       17.23%


          In conformity with the requirements of Form N-2, financial highlight information is not provided for the period from the Fund's commencement of operations prior to the effectiveness of its initial registration statement under the Securities Act of 1933, as amended.

                                        THE FUND

          New World Investment Fund (the "Fund") is a closed-end management investment company, organized as a business trust under the laws of the Commonwealth of Massachusetts on March 1, 1989, and registered under the Investment Company Act of 1940, as amended ("1940 Act"). As of the date of this Prospectus, the Fund had outstanding 11,828,220 shares of beneficial interest, par value $.001 per share, and its aggregate net assets were approximately $228,166,364.

          The Fund was organized to take advantage of a perceived growing potential for foreign portfolio investment in Latin American securities markets, primarily in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. While there are risks as well as regulatory, financial, technical and other barriers to investing in these markets, in the Adviser's opinion, there are also substantial investment opportunities. For example, a number of Latin American companies have healthy balance sheets and strong management and are highly competitive in world markets, yet their securities frequently trade at price/earnings and price/book value ratios that are below those of companies traded on more developed securities markets. There also may be attractive opportunities for equity investments made through the conversion of external debt to local currency at favorable rates and also for certain dollar-denominated or indexed fixed-income investments which provide high yields in real terms. In addition, the low market capitalizations of certain Latin American securities markets as a percentage of their countries' gross national products compared to similar ratios in developed markets point to long-term growth in the Latin American securities markets. Further, policy makers in Latin America are becoming increasingly receptive to foreign portfolio investment based on their growing appreciation of the important role of equity capital and publicly traded debt.

          The Fund is intended for investors who seek an opportunity to participate in potential price appreciation and income opportunities of Latin American securities. The Fund believes that it will provide an opportunity for investors to diversify their portfolios by country and industry, thus reducing the risks associated with downturns in any one industry or market. Additionally, the Fund will provide an opportunity for international investment away from the better-known and more developed securities markets. See "Investment Objectives and Policies." There can be no assurance that the Fund's objective will be met.

          In 1989, the Fund sold 6,250,000 shares of beneficial interest in a private offering to a limited number of institutional investors. In 1991, the Fund sold 1,154,964 shares of beneficial interest in a private offering to three accredited investors, and in 1992, the Fund sold 459,770 shares of beneficial interest to one accredited investor. In 1993, the Fund sold 442,167 shares of beneficial interest to seven accredited investors. In 1994, the Fund sold 296,679 shares of beneficial interest to three accredited investors. Otherwise, since that time, the Fund has not issued any additional shares except for 6,246,190 shares issued pursuant to reinvestment of dividends and capital gain distributions. The Fund has, from time to time, repurchased shares pursuant to tender offers. Consequently, the amount of shares outstanding does not equal the amount of shares issued.

          As of the date of this Prospectus, there were nine holders of shares, and 11,828,220 shares of the Fund outstanding. The Fund's aggregate net assets were approximately $228,166,364. If all the 3,763,201 Shares offered by the Fund in the Offering were sold, the Fund would have 15,591,420 shares outstanding and approximately $300,758,492 in aggregate net assets (assuming all Shares had been sold at prices based on the net asset value per share as of November 30, 1995).

          There are currently no outstanding warrants, rights, options or similar instruments relating to the purchase of the Fund's shares (see "Capitalization"). The Board of Trustees may from time to time permit the issuance of shares for reinvestment of dividends or capital gain distributions or in additional private or public offerings. Apart from the Offering, there is no present intention to expand the Fund further through additional public or private offerings. The Fund, however, reserves the right to make such offerings in the future if it believes that such offerings would be in the best interests of the Fund and its shareholders. The Fund also expects to continue its current practice of issuing additional shares for purposes of reinvestment of dividend and capital gain distributions.

                                  USE OF PROCEEDS

          The net proceeds of the Offering paid to the Fund (estimated to be approximately $72,592,147 based on the price per share as of November 30, 1995, if all 3,763,201 Shares offered by the Fund under this registration statement are sold) will be invested in accordance with the policies set forth under "Investment Objective and Policies." The Fund expects that substantially all of the proceeds of the Offering will be invested in accordance with its investment objective within three months after receipt thereof and, in any case, no more than six months after receipt.

                        SPECIAL CONSIDERATIONS AND RISK FACTORS

          An investment in the Fund involves risks common to all investments in the international financial markets as well as significant risks not normally associated with an investment in securities which trade in more developed securities markets. These risks include: political and social unrest; currency instability; high rates of domestic inflation; limitations on repatriation of capital (including the possible imposition of currency blockages); the impact of the foreign debt burden on the domestic economies; instability and limited liquidity and regulation of the securities markets; relatively high transaction and other costs of investment; differences in accounting, auditing and financial reporting standards and potential difficulties in obtaining information about issuers and markets; imposition of foreign taxes; and governmental intervention in the private sector, including restrictions on foreign investors such as the Fund. These and other risks should be considered carefully by prospective investors. There can be no assurance that the Fund will achieve its investment objective. Potential investors in the Fund should be able to withstand a significant loss, or even a complete loss, of their investment in the Fund.

POLITICAL AND ECONOMIC FACTORS

          While democratic institutions may be stronger in Latin America today than at any time in the recent past, political stability in countries in that region is very difficult to assess. Furthermore, in many Latin American countries, institutions other than major political parties, particularly the military and trade unions, may have more influence than comparable institutions in other countries.

          Similarly, the economies of Latin American countries differ among themselves greatly and differ with respect to the economies of Canada, the United States, Japan, Germany and other countries of Western Europe in terms of such factors as rates of growth of their economies overall and within certain sectors, rates of inflation, population growth and demographic trends, the importance of international trade, the availability of natural resources, capital reinvestment, balance of payments, and other factors. In particular, the economies of Latin American countries may be more susceptible to the negative effects of trade barriers and tariffs and to fluctuations in the international prices of certain commodities such as oil, copper, and certain agricultural products. Certain positive economic trends and developments occurring in the United States, Canada, Japan, Germany or other of the leading countries of Western Europe may have little, or no impact on the economies of Latin American countries, while certain negative trends and developments occurring in these other countries may have a negative impact on Latin American countries as a result of their sensitivity to external economic forces.

          In many Latin American countries, the government has exercised and continues to exercise substantial influence over many aspects of the private sector. In some instances, the government owns or controls many companies, including some of the largest in the country. Consequently, in those countries, government actions affecting economic conditions could have a significant impact on private sector companies and, by extension, on market conditions, prices and yields of securities in the Fund's portfolio. The Fund's assets held in particular Latin American countries could be adversely affected by expropriation, confiscatory taxation, nationalization, political, economic or social instability or other developments.

          A great deal of progress has been made in the past few years in negotiations between Latin American debtors and their foreign creditors in the context of structural reforms such as privatization, deregulation and improvement of trade policies and tax systems in Latin American countries. This has contributed in turn to favorable actions taken by foreign banks, including new lending to delinquent debtors, the rescheduling of debt repayments over longer periods, and lending at below market rates. In addition, foreign banks have implemented larger loss provisions and provided some debt relief. As a result, the debt "crisis" that began in 1982 has largely been defused and Latin America is growing and borrowing again.

CURRENCY AND EXCHANGE RATE RISKS

          The Fund will invest in securities that are denominated in Latin American currencies and most of the Fund's income will be received or realized in Latin American currencies. Because the Fund will be required to compute and distribute its income in U.S. dollars, changes in the value of the Latin American currencies in which the Fund's underlying portfolio securities are denominated will result in corresponding changes in the U.S. dollar value of the Fund's investments, and of its income and capital gains. Latin American currencies have historically been unstable and may be subject to frequent devaluations against the U.S. dollar. While devaluations of the underlying currencies have tended to coincide with increased valuations of Latin American securities, these increases may not be sufficient to compensate for the impact of the devaluations.

          Inflation is a chronic problem in Latin America. Elaborate programs to control inflation through indexation, price controls or other mechanisms (including the adoption of new domestic currencies) have had only limited success. In recent years, the major countries in which the Fund intends to invest have suffered the adverse effects of inflation and currency devaluation.

          Fluctuations in exchange rates of Latin American currencies and inflation may be affected by complex factors such as domestic fiscal policies, the level of debt owed by Latin American countries to foreign creditors, international trade balances, levels of foreign direct investment and capital outflows, and international economic factors such as changes in the prices for certain commodities in international markets and relative changes in foreign exchange rates of countries of Western Europe, the United States, Canada and Japan. Exchange rate fluctuations and inflation also may distort economic information about Latin American economies and issuers and make analysis of these issuers and their fundamental investment characteristics more difficult.

RESTRICTIONS ON FOREIGN INVESTMENT

          Investment in the securities of issuers based in Latin American countries by foreign investors such as the Fund may be subject to numerous restrictions, including prohibitions on direct investment, the requirement of prior governmental approval for foreign investments, percentage-of-assets limitations on investments in certain issuers or industries, prohibitions on investments in certain sectors of the economy, and restrictions on the exercise of voting rights by foreign investors. The Fund may be required to seek special approvals to invest in the securities of issuers in certain countries, and if so, will seek these approvals. The Fund believes that it will be able to obtain all approvals necessary for it to pursue its investment program.

          Certain Latin American countries may restrict the ability of foreign investors such as the Fund to repatriate investment income, capital and the proceeds of securities sales by imposing minimum holding periods for such investments. While some countries have no such restrictions, under current law, capital invested in Chile may not be repatriated prior to one year from the date of the investment. In some cases repatriation of capital may also require governmental registration and/or approval. The Fund could be adversely affected by delays in granting, or a refusal to grant, any required governmental approvals for such repatriation, as well as by any revocations of such approvals, either on a prospective or retroactive basis.

          Whether the Fund is successful in repatriating its capital will ultimately depend on its ability to liquidate its investments when it desires to do so and to convert the proceeds from such sales, denominated in Latin American currencies, into U.S. dollars. Latin American countries may restrict or block the flow of foreign capital out of their countries or impose restrictions on currency exchange in response to domestic fiscal or monetary crises. In seeking to convert its holdings of Latin American currencies into U.S. dollars, the Fund may be limited to dealing with central bank or other national authorities whose primary interests in supporting the value of Latin American currencies may be adverse to those of the Fund. If the Fund should be unable to repatriate its capital due to exchange controls or other restrictions imposed in a particular country, it may be required to accept an obligation payable at some future date by the central bank or other governmental authority of that country.

          It is anticipated that it may take between three and six months for the Fund to complete the investment of the proceeds of the Offering in Latin American securities, during which time the Fund may invest in short- or medium-term money market or debt instruments (some or all of which may be denominated in U.S. dollars or other currencies). These temporary investments may produce a lower rate of return than equity investments.

         If the Fund should be restricted in its ability to repatriate its income or capital gains it may be unable to qualify as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended, and may be subject to corporate tax at the Fund level. See "Tax Considerations." To the knowledge of the Adviser, the Fund or investors comparable to the Fund have not experienced substantial problems in repatriating invested capital or related income from Latin American sources, although there can be no assurance that this will be the case in the future.

SECURITIES MARKETS

        In general, Latin American securities markets are not as extensively regulated as are U.S. securities markets, and enforcement of existing regulations has not been stringent. Consequently, the prices at which the Fund may acquire investments may be affected by other market participants anticipating the Fund's investment in particular securities, by trading by persons in possession of material non-public information under circumstances that would not be permitted under U.S. law and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

        Issuers whose securities are traded in Latin American markets are generally not subject to the same degree of regulation as those in many other countries with respect to such matters as uniform accounting, auditing and financial reporting standards, insider trading rules, takeover bid regulations, shareholder proxy requirements, the timely disclosure of information and the amount of information disclosed. Disclosure standards, moreover, tend to vary greatly from country to country, making analysis of comparative data extremely difficult. Because of the foregoing, any information furnished with respect to Latin American issuers may not be as reliable as that furnished with respect to issuers in more developed securities markets.

          Trading volume on Latin American stock exchanges is substantially less than trading volume on major international stock exchanges. Further, individual securities of some Latin American companies tend to be less liquid and more volatile than securities of comparable companies traded in more developed securities markets. Fixed commissions on Latin American stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund and the Adviser will endeavor to achieve the most favorable net results on the Fund's portfolio transactions and may, in some cases, be able to purchase securities directly from an issuer or on other stock exchanges where commissions are negotiable.

          To the extent permitted under applicable local laws and regulations, the Fund may from time to time invest in Latin American countries other than Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela, and may invest up to 10% of its assets outside Latin America, including the Philippines and Portugal.

          The following table sets forth data regarding the stock markets of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela for the year ended December 31, 1994.

1994 STOCK MARKET DATA

Country        Number of Listed Domestic Companies   Year-End Market Capitalization (US$ mil.)   Value Traded   Turnover     Market
Price/ Earnings Ratio   Ten Largest
                                              (US$ mil.)    Ratio                     Stocks as %
                                                                                      of Market Capitalization

Argentina      156          36,864            11,372        28.1         17.7         41.7

Brazil         544          189,281           189,281       83.4         13.1         34.5

Chile          279          68,195            68,195        9.5          21.4         46.4

Colombia       113          14,028            2,191         17.8         19.5          61.2

Mexico         206          130,246           82,964        44.5         17.1         33.8

Peru           218          8,178             3,080         46.8         43.9         55.2

Venezuela       90          4,111             936           20.2         18.1         80.7


_______________

Source: International Finance Corporation, Emerging Markets Fact Book, 1995.

FRAUDULENT SECURITIES

          It is possible, particularly in emerging markets, that securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit and as a consequence the Fund could suffer a loss.

INFLATION

          Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

          The following table sets forth data regarding inflation in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela for the periods indicated.

CONSUMER PRICE INFLATION: % CHANGE


Country       1985      1986     1987      1988      1989       1990       1991      1992       1993       1994

Argentina     672.1     90.6     131.7     342.8     3,079.3    2,314.0    171.7     24.9       10.6       3.9

Brazil        226.9     145.2    229.7     682.3     1,287.0    2,937.8    440.8     1,008.7    2,146.3    1,238.0

Chile         30.7      19.5     19.9      14.7      17.0       26.0       21.8      15.6       12.6       8.9

Colombia      24.0      18.9     23.3      28.1      25.8       29.1       30.4      27.0       23.0       23.3

Mexico        57.7      86.2     131.8     114.2     20.0       26.7       22.7      15.5       9.7        7.0

Peru          163.2     78.0     86.0      666.2     3,398.5    7,458.4    739.1     73.5       48.6       15.4

Venezuela     11.4      11.5     28.1      29.5      84.5       40.8       34.2      31.4       38.1       70.9


________________

Sources: International Monetary Fund, International Financial Statistics, 1995.

ILLIQUID OR RESTRICTED SECURITIES

          As noted below under "Investment Objective and Policies," the Fund may invest up to 35% of its total assets in securities that are not readily marketable. Such restricted or illiquid securities may be subject to significant limitations which could prevent their sale entirely, result in a delay of any sale or reduce the amount of proceeds that might otherwise be realized by the Fund on a sale. These restrictive factors are generally reflected in the value of such investments. Because the Fund will be limited in its ability to repatriate its assets invested in such restricted or illiquid investments, such assets may remain in Latin America for a relatively longer period of time than capital held in liquid investments. If the Fund were to cease its operations and dissolve, the Fund's assets would be distributed in kind pro rata to the Fund's shareholders if applicable restrictions should prohibit the sale of the Fund's portfolio investments or if the Board of Trustees should determine that the liquidation of the Fund's investments would be detrimental to the Fund's shareholders.

ABSENCE OF TRADING MARKET; MARKET VALUE AND NET ASSET VALUE

          There is no established public trading market for the Fund's shares. If such a market were established, it is possible that shares of the Fund would trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value will decrease. It is not expected that the Fund's shares will be publicly traded. The Fund cannot predict whether, if the Shares are traded, they will trade at, below or above net asset value.

NON-DIVERSIFIED STATUS

          The Fund is classified as a non-diversified investment company under the 1940 Act. It is, therefore, not limited under that statute in the proportion of its assets it may invest in the securities of a single issuer. The Fund may be subject to local laws in certain Latin American countries limiting investments in a single issuer. In addition, the Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended, in order for it to remain qualified as a regulated investment company thereunder. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and may, consequently, be subject to greater risk with respect to its portfolio securities.

LOAN PARTICIPATIONS

          The Fund may invest, subject to its overall limitation on debt securities, in loan participations, typically made by a syndicate of banks to governmental or corporate borrowers for a variety of purposes. The underlying loans to emerging market governmental borrowers may be in default and may be subject to restructuring under the Brady Plan. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that in the U.S., the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are often considered to be illiquid.

SETTLEMENT RISKS

          Settlement systems in emerging markets are generally less well organized than in developed markets. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the "Counterparty") through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as Counterparties operating in emerging markets frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.

                          INVESTMENT OBJECTIVE AND POLICIES

GENERAL
          The investment objective of the Fund is to seek, over the long-term, a high level of total return by investing primarily in securities of Latin American issuers. The Fund intends currently to limit its investments in Latin American securities to securities issued or traded in the markets of Argentina, Brazil, Chile, Colombia, Mexico, Peru or Venezuela, although it may invest in additional Latin American markets in the future. Also, under normal conditions it may invest up to 10% of its assets outside of Latin America.

          An investment in the Fund involves significant risks and special considerations not typically associated with investments in more developed securities markets, and no assurance can be given that the Fund will achieve its investment objective. (See "Special Considerations and Risk Factors" for a discussion of certain of these risks and special considerations.)

          In pursuing its objective of a high level of total return over the long term, the Fund normally will concentrate its investments in equity securities, including securities with substantial equity features, such as convertible bonds or preferred stocks. In addition to equity securities, the Fund also may purchase interests in bank debt which is structured to be exchanged at a later date into debt or equity securities. Under normal market conditions, the Fund will invest between 60% and 90% of its total assets in equity securities of Latin American issuers. The Fund also may invest in fixed-income securities of Latin America issuers and Brady Bonds for liquidity management purposes and when the Adviser believes that such securities may provide a high level of total return. The Fund intends to diversify its assets geographically depending on the Adviser's view of investment opportunities at a given time, but will invest in the securities of issuers in at least three countries. Consequently, the Fund may, at times, have 25% or more of its assets invested in securities of issuers located in one country. Nonetheless, as a fundamental policy, the Fund may not invest more than 50% of its assets in securities (other than securities issued or guaranteed as to principal and interest by a government or its agency or instrumentality or by a multinational agency) of issuers domiciled in a single country. As of November 30, 1995, the Fund had invested approximately 34% of its assets in Brazil and 27% of its assets in Mexico.

          The Fund may purchase securities directly from the issuer, including securities offered by private placement, and may make certain investments, including purchases of participation interests, that may not have all the characteristics of other equity or debt securities in which the Fund may invest. The Fund also may purchase loan participation interests that relate to public or private sector financing arrangements. Securities purchased in private placements and certain investments or participations in companies may not be readily marketable because of contractual or other restrictions on resale ("restricted securities") or because of the absence of a secondary market ("illiquid securities").

          The Fund intends to invest primarily in securities that are listed on bona fide securities exchanges or are actively traded in over-the-counter ("OTC") markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country (such as the Eurobond market), and the securities may be listed or traded in the form of International Depositary Receipts ("IDRs") or American Depositary Receipts ("ADRs"). The Fund will not make additional investments in securities (or participation interests) that are not readily marketable at any time when more than 35% of its total assets are invested in such securities or participation interests.

           Subject to compliance with applicable local laws, the Fund also may invest in other investment companies or collective investment undertakings that themselves invest in Latin American equity and/or fixed-income securities. These may include wholly or substantially owned subsidiaries or other similar "pass-through" vehicles established by the Fund or the Adviser for the purpose of conducting the Fund's currency or other investment operations in Latin America, as may be required by local regulations. Investments in other pass-through vehicles or investment companies will result in the indirect payment by Fund shareholders of the fees of these companies, such as management, distribution or custodial fees, in addition to the fees paid for these services by the Fund, except that no such additional fees will be paid to the Adviser. Such investments also may be subject to limitations under the 1940 Act. There can be no assurance that vehicles or funds for investing in certain Latin American countries will be available for investment. In addition, special tax considerations may apply. (See "Tax Consideration -- Investment in Foreign Investment Companies"). The Fund does not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

          The Fund does not expect to trade in securities for short-term gain. It is anticipated that the Fund's annual portfolio turnover rate will not exceed 50%. This rate is calculated by dividing the lesser of sales or purchases of portfolio securities for any given year by the average monthly value of the Fund's portfolio securities for such year. For purposes of the calculation, portfolio securities exclude debt securities having a maturity at the date of purchase of one year or less. Portfolio turnover directly affects the amount of transaction costs that will be borne by the Fund. In addition, the sale of securities held by the Fund for not more than one year will give rise to short-term capital gain or loss for U.S. federal income tax purposes. The U.S. federal income tax requirement that the Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months may limit the Fund's ability to dispose of its securities. See "Tax Considerations."

TEMPORARY INVESTMENTS

          The Fund may, for temporary defensive purposes, including during periods when the values of Latin American currencies are expected to depreciate or when there are negative developments in the markets for Latin American securities or in economic or political conditions in Latin America, reduce its holdings of Latin American equity securities below 60% of its total assets and increase its holdings of bonds or short-term debt obligations of Latin American or other issuers and cash (some or all of which may be denominated in U.S. dollars or other non-Latin American currencies). Diversification requirements and restrictions on capital repatriation in certain Latin American countries for certain types of investments may limit the Fund's ability to make defensive investments during periods when the Adviser judges such investments to be warranted.

          The short-term instruments in which the Fund may invest include (a) obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities); (b) bank obligations of U.S. banks and foreign banks denominated in any currency (including certificates of deposit, time deposits and bankers' acceptances);
(c) floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities; (d) obligations of corporations located in countries that are members of the Organization for Economic Cooperation and Development that are denominated in any currency and that are rated no lower than A-2 by Standard & Poor's Corporation or P-2 by Moody's Investors Service, Inc. or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the Adviser; and (e) shares of money market funds that are authorized to invest in (a) through (d). The Fund also may invest in short- or medium-term money market or debt instruments (some or all of which may be denominated in U.S. dollars or other currencies) and foreign currency exchange contracts, futures contracts or options contracts pending the Fund's investment of its assets in Latin American securities. The Fund's ability to convert its holdings into U.S. dollar-denominated instruments may, however, be limited by exchange controls and/or restrictions on repatriation.

REPURCHASE AGREEMENTS

          Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed-upon price and date. The Fund will enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of Latin American countries, their agencies or instrumentalities with creditworthy parties in accordance with procedures established by the Fund's Board of Trustees. The Fund will only enter into repurchase agreements pursuant to which the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Adviser will monitor and mark to market the value of such securities daily to assure that the value equals or exceeds the repurchase price. The Adviser will also monitor the creditworthiness of parties to repurchase agreements under the general supervision of the Fund's Board of Trustees. Repurchase agreements involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

SHORT SALES

          The Fund may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short.

BRADY BONDS

          In the 1980s a number of Latin American countries, under the Brady Plan, underwent a restructuring of their debt obligations to commercial banks, in an effort to make those debt obligations more manageable. Brady Bonds are securities created through the exchange of existing commercial bank loans for new bonds issued under these Brady Plan debt restructurings. Over $150 billion in principal amount of Brady Bonds have been issued to date, the largest proportion having been issued by Brazil and Mexico. Investors should recognize that Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for Latin American debt obligations.

          U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

EQUITY LINKED NOTES

          The Fund may, subject to compliance with applicable regulatory guidelines, purchase equity linked notes.


          An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Upon maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, equity linked notes may also have a "cap" or "floor" on the maximum principal amount to be repaid to holders. For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity linked notes will be considered equity securities for purposes of the Fund's investment objective and policies. Equity linked notes will be considered equity securities for purposes of the Fund's investment objective and policies.

          The price of an equity linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity linked note by the Fund is similar to the risk involved in the purchase of the underlying Latin America or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity linked note defaulted under the terms of the note.

          Equity linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The Fund has no restrictions on investing in equity linked notes whose issuers are rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if unrated, or equivalent quality. Because rating agencies have not currently rated any issuer higher than the rating of the country in which it is domiciled, and no Latin American country other than Colombia is rated investment grade, equity linked notes related to securities of issuers in such emerging market countries will be considered to be below investment grade. Depending on the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity linked note, and may have less legal recourse in attempting to do so.

          As with any investment, the Fund can lose the entire amount it has invested in an equity linked note. The secondary market for equity linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity linked notes in its portfolio, and may make disposal of such securities more difficult for the Fund.

          The ability of the Fund to invest in equity linked notes may be limited by the provisions of the U.S. Commodity Exchange Act. Because the return on equity linked notes is linked to the value of the underlying securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption. The CFTC has adopted a statutory interpretation exempting certain so-called "hybrid instruments" from this prohibition under certain circumstances.


FOREIGN CURRENCY TRANSACTIONS


          The Fund may attempt to hedge against risks from exchange rate fluctuations by entering into forward currency exchange contracts, or other currency exchange-related hedging instruments such as currency options, currency futures contracts and, to the extent permitted by applicable regulations, options on such futures contracts. Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Under applicable CFTC rules, the Fund may enter into financial futures contracts traded on non-U.S. exchanges, including related options, only if the contracts have been approved by the CFTC for offer and sale to U.S. persons. The Fund intents to make relevant futures and related options part of its investment strategy as such investments are approved for use by U.S. persons. Currently the only futures or options on Latin American foreign currencies traded on U.S. exchanges are Mexican peso futures and Brazillian real futures and options, but such other instruments trade on foreign exchanges. Successful use by the Fund of such hedging instruments would be dependent on the ability of the Fund's investment adviser to predict correctly movements in exchange rates.


          Under applicable rules of the U.S. Commodity Futures Trading Commission ("CFTC"), the Fund may enter into foreign currency futures or futures options only for bona fide hedging or other permitted purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund may not enter into a futures contract or purchase a futures option if, immediately thereafter, the aggregate initial margin deposits relating to such futures contracts held by the Fund, plus premiums paid by it for all open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Fund's total net assets.

          Use of foreign currency-related hedging instruments involves transaction costs in addition to those associated with foreign currency conversions. Because of the transaction costs involved and because it may be extremely difficult to predict movements in exchange rates for Latin American currencies, the Adviser is unlikely to use foreign currency-related hedging instruments except in unusual or extraordinary circumstances, or in short-term transactions in connection with the purchase or sale of portfolio securities by the Fund or for other temporary purposes such as in connection with the anticipated payment of dividends by the Fund to its shareholders. The Adviser is not obligated to attempt to hedge against the Fund's foreign currency exchange risk exposure, which will be significant.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

          The Fund may purchase and sell call and put options on individual securities or on indexes of securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit satisfaction of the Fund's obligations as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

          The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium paid, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options, the Fund may be unable to close out a position.

          Options on non-U.S. securities indexes generally may not be offered or sold to U.S. persons unless the options have been approved by the CFTC. The Fund intends to include non-U.S. index options as a part of its investment strategy as such investments become available for its use.

FINANCIAL FUTURES AND RELATED OPTIONS

          In addition to foreign currency futures and related options, the Fund may enter into other financial futures contracts and purchase and sell related options thereon. Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Under applicable CFTC rules, the Fund may enter into financial futures contracts traded on non-U.S. exchanges, including related options, only if the contracts have been approved by the CFTC for offer and sale to U.S. persons. The Fund intends to make relevant futures and related options part of its investment strategy as such investments are approved for use by U.S. persons. The Fund may enter into futures and options thereon that relate to indexes or other baskets of securities.


          The Fund will maintain a segregated account consisting of liquid assets, such as cash, U.S. Government securities, or other high grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under futures contracts and related options. Under applicable CFTC regulations, the Fund generally may use futures and related options only for bona fide hedging purposes (as defined in applicable regulations) and subject to certain limits, other investment and speculative purposes (as discussed above under "Foreign Currency Hedging Transactions").

          There are several risks associated with the use of futures and futures options. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation would result in a loss on both the hedged securities in the Fund and the hedging vehicle so that portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

SWAP AGREEMENTS

          The Fund may enter into interest rate, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return, or when regulatory or other restrictions limit or prohibit the Fund from investing in the asset directly. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged, or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

          The Fund intends to enter into swap agreements that would calculate the obligations of the parties to the agreement on a "net basis."
Consequently, the Fund's current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). In the case of interest rate or currency exchange rate swap agreements, the Fund's current obligations will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets such as cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. Any swap agreement so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

          In a typical equity swap transaction involving a foreign security (or index of securities), the Fund would agree to pay to a counterparty the negative return, if any, on the security (or index of securities), plus an interest factor, in exchange for an amount equal to any positive return on the same security or index, with both negative and positive returns calculated with respect to an agreed reference price. The Fund intends to segregate assets equal to the maximum potential exposure under an equity swap agreement, plus any net amount owed with respect to the agreement. As such, the Fund does not believe that its commitments under equity swap agreements constitute senior securities for purposes of the Fund's investment restrictions concerning senior securities.

          Whether a fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness adopted by the Investment Adviser. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

OTHER INVESTMENT TECHNIQUES

          New options, futures contracts, other financial products, and various combinations thereof, continue to be developed. The Fund may invest without limitation in any such options, contracts and products as may be developed, to the extent consistent with its investment objective and restrictions set forth in this prospectus.

                              INVESTMENT RESTRICTIONS

          As a matter of fundamental policy the Fund will not, unless authorized by a vote of a majority of its outstanding shares:

1)  invest in securities having unlimited liability;

2) issue senior securities, except as may arise in connection with certain security purchases and subject to limits imposed by the Investment Company Act of 1940, pledge its assets, or borrow money, on a secured or unsecured basis, except that the Fund may borrow in connection with hedging a particular currency exposure and except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and pledge its assets to secure such borrowings;

3) invest in commodities, commodity contracts or land, although it may purchase and sell securities which are secured by real estate or commodities and securities of companies which invest in or deal in real estate or commodities and it may purchase and sell spot or forward currency contracts, foreign currency futures contracts, foreign currency options, foreign currency exchange warrants and other foreign currency exchange-related hedging instruments for hedging purposes or to minimize currency conversion costs arising in connection with specific securities transactions or with administration of the Fund;

4)  make investments for the purpose of exercising control or management;

5) engage in short sales or maintain a short position, although it may sell securities "short against the box";

6) purchase any security (other than securities issued or guaranteed as to principal and interest by a government or its agency or instrumentality or by a multinational agency) if as a result: (i) more than 50% of its assets would be invested in the securities of issuers domiciled in a single country, or (ii) more than 25% of its assets would be invested in securities of issuers whose primary business is in a single industry;

7) act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

8) make loans, except through repurchase agreements fully collateralized; however, the making of a loan shall not include the purchase of private or sovereign debt for investment purposes; and

9) purchase any securities if as a result the Fund would own more than 10% of the outstanding voting securities of any issuer; for the purposes of this restriction, a conversion feature or right to acquire a security shall be considered to be ownership of the underlying security.

          Another restriction that is not fundamental, and thus may be changed by the Board of Trustees without shareholder approval, is that the Fund will limit its investment in the securities of any one issuer, except for securities issued or guaranteed as to principal and interest by a government or one of its agencies or instrumentalities or by a multinational agency, to 5% of its total assets. Notwithstanding restrictions 6 and 9 above and in the preceding sentence, the Fund may make purchases of securities in excess of such limits pursuant to the exercise of warrants or rights that would maintain the Fund's pro rata interest in an issuer or a class of an issuer's securities and provided the Fund's investment adviser has determined that such exercise is in the best interests of the Fund. The Fund generally will dispose of the securities so acquired within a reasonable time after acquisition, unless compliance with the limits otherwise has been restored. The staff of the Securities and Exchange Commission takes the position that securities issued by a foreign government, its agencies and instrumentalities should be treated as securities of issuers whose primary business is in a single industry. Therefore, in implementing investment restriction 6 above, the Fund will not invest more than 25% of its total assets in the securities of any single foreign government, its agencies and instrumentalities.


          The Fund interprets its fundamental policies on issuing senior securities, investing in commodities, and effecting short sales as not prohibiting it from entering into transactions in swap agreements, options and futures on securities or securities indexes, provided any such positions are covered by the maintenance of a segregated account consisting of U.S. Government securities, cash or other liquid high-grade debt securities or by maintenance of an appropriate offsetting position.


          Notwithstanding any of the above investment restrictions, the Fund may establish wholly or substantially owned subsidiaries or other similar vehicles for the purpose of conducting its investment operations, where such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Fund or would otherwise be advantageous for the Fund. If the Fund establishes any such vehicles, the policy of the Fund will be to "look through" such vehicles to the underlying assets held by them for purposes of applying the Fund's investment restrictions.

          Each percentage limit set forth above applies at the time of purchase, and therefore would not be violated by subsequent fluctuations in relative values of the Fund's securities.

                            MANAGEMENT OF THE FUND

          The Board of Trustees, which is elected by the shareholders, sets the overall investment policies and generally oversees the investment activities and management of the Fund. The Fund's investment adviser has the responsibility of implementing the policies set by the Board and is responsible for the Fund's day-to-day operations and investment activities.

           The Fund does not currently pay any compensation to its Trustees or Officers. The Fund pays the expenses of attendance at Board and Committee meetings for the Trustees who are not affiliated with the Manager. The majority of the non-affiliated Trustees have a business affiliation with an investor that owns shares of the Fund. Trustees and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the Manager without paying a sales charge.

          The names of the Trustees and officers of the Fund, together with their positions and principal occupations during the past five years are set forth below.

Name, Address and Age    Position with Registrant   Principal Occupation
=====================    ========================   During Past Five Years
                                                    ===============================

TRUSTEES

Nancy Englander*         Chairman of the Board      Senior Vice President,
11100 Santa Monica Blvd.    and Trustee                  Capital International, Inc.
Los Angeles, CA  90025
Age:  51

David I. Fisher*         President, Trustee and     Chairman of the Board,
11100 Santa Monica Blvd.   Principal Executive Officer      The Capital Group Companies, Inc.
Los Angeles, CA 90025
Age: 56

Marinus W. Keijzer       Trustee                    Chief Economist & Strategist,
Kroostweg-Noord 149                                    Pensioenfonds PGGM
P.O. Box 117, 3700 AC Zeist
The Netherlands
Age: 57




Hugh G. Lynch            Trustee                    Managing Director,
767 Fifth Avenue                                       International Investments,
New York, NY 10153                                     General Motors Investment
Age: 57                                                Management Corporation

Teresa E. Martini        Trustee                    Vice President,
One Oak Way                                            International Equity,
Berkeley Heights, NJ 07922                                 AT&T Corporation
Age: 39

James K. Peterson        Trustee                    Director of Investment Management,
3001 Summer Street                                      IBM Retirement Fund
Stamford, CT 06905
Age: 54

OFFICERS

Roberta A. Conroy        Vice President and         Assistant General Counsel,
11100 Santa Monica Blvd.   Secretary                     The Capital Group Companies, Inc.
Los Angeles, CA 90025
Age: 41

Steven N. Kearsley       Vice President and         Vice President and Treasurer,
135 South State College Blvd.   Treasurer                     Capital Research and Management
Brea, CA 92621                                         Company
Age: 54

Midori Aoki              Vice President             Vice President,
630 Fifth Avenue                                       Capital International, Inc.
New York, NY 10111
Age: 41

Victor D. Kohn           Vice President             Vice President,
11100 Santa Monica Blvd.                                 Capital International, Inc.
Los Angeles, CA 90025
Age: 37

Robert W. Lovelace       Vice President             Vice President,
11100 Santa Monica Blvd.                                 Capital International, Inc.
Los Angeles, CA 90025
Age: 33

Shaw B. Wagener          Vice President             Director and Executive Vice
333 South Hope Street                                  President,
Los Angeles, CA 90071                                  Capital International, Inc.
Age: 36

Vincent P. Corti         Assistant Secretary        Vice President,
333 South Hope Street                                  Fund Business Management Group,
Los Angeles, CA 90071                                  Capital Research and Management
Age: 39                                                Company

Michael A. Felix         Assistant Treasurer        Vice President,
135 South State College Blvd.                                 Capital International, Inc.
Brea, CA 92621
Age: 34



*"Interested persons" of the Fund as such term is defined under the 1940 Act by virtue of their affiliation with the Adviser.

 The occupation shown reflects the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

THE INVESTMENT ADVISER

           The Fund's investment adviser is Capital International, Inc. (the "Adviser"), 11100 Santa Monica Boulevard, Los Angeles, California 90025. The Adviser is an indirect, wholly owned subsidiary of The Capital Group Companies, Inc., 333 South Hope Street, Los Angeles, California 90071 USA and is registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940.

          The Adviser has full access to the research of other companies affiliated with The Capital Group Companies, Inc. Affiliates of The Capital Group Companies, Inc. manage over $190 billion of portfolio investments for a wide range of domestic and international clients. These portfolios are invested worldwide in equity and fixed-income securities, including investments in Latin America. The investment management and research staffs of the companies affiliated with The Capital Group Companies, Inc. operate from offices in Los Angeles, San Francisco, Atlanta, Washington, DC, New York, Geneva, London, Singapore, Hong Kong and Tokyo.

          The Adviser manages the Emerging Markets Growth Fund, Inc., a U.S.-registered investment company created in 1986, and Capital International Emerging Markets Fund, a Luxembourg-based investment fund, created in 1990, both of which invest in, among other markets, all of the largest Latin American markets in which the Fund currently invests. In addition to the research and investment management expertise this has provided, contacts have been developed in banking, business and government which provide added insight and which may be helpful in gaining access to markets where regulatory restrictions impede investment. Further, it has given the Adviser experience with the overall regulatory environment, trading and settlement issues and accounting procedures in the major Latin American markets. In 1994, the Adviser (or its affiliates) made 442 research visits in these markets. In addition, the Adviser has established an Advisory Committee made up of individuals who are knowledgeable about political and economic matters in Latin America.

          Under the Investment Advisory and Service Agreement between the Fund and the Adviser (the "Agreement"), the Adviser makes investment decisions and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and under the general supervision of the Fund's Board of Trustees. The Adviser also: provides and pays the compensation and travel expenses of the Fund's officers and of the Trustees of the Fund who are affiliated with the Adviser; maintains or causes to be maintained for the Fund all required books and records and furnishes or causes to be furnished all required reports or other information and determines the net asset value of the Fund's shares as required (to the extent such books, records, reports, and other information are not maintained or furnished by the Fund's custodian or other persons); and supplies the Fund with office space. The Fund pays all its expenses of operation including, without limitation: custodial, stock transfer and dividend disbursing fees and expenses (including fees or taxes relating to stock exchange listings); costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of the Fund's legal representatives; compensation, fees and expenses (including travel expenses) of Trustees of the Fund who are not affiliated with the Adviser; costs of insurance, including any directors' and officers' liability insurance and fidelity bonding; and costs of stationery and forms prepared exclusively for the Fund.

          For its services, the Adviser receives from the Fund a fee, payable monthly in U.S. dollars, at an annual rate of 0.90% of the first $400 million of the Fund's aggregate net assets and 0.80% of such aggregate net assets in excess of $400 million as determined on the last business day of each week and month. During the fiscal years ended June 30, 1993, June 30, 1994 and June 30, 1995, the advisory fees amounted to $1,838,000, $2,862,000 and $2,896,000, respectively. Under the Agreement, the Adviser and its affiliates are permitted to provide investment advisory services to other clients, including clients which may invest in Latin American securities. In addition, under the Agreement, when the Adviser deems the purchase or sale of a security or other asset to be in the best interests of the Fund as well as other accounts managed by it or its affiliates, it may, to the extent permitted by applicable laws and regulations, aggregate the securities or other assets to be sold or purchased for the Fund with those to be sold or purchased for such other accounts. In that event, allocation of the securities or other assets purchased or sold, as well as the expense incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its obligations to the Fund under the Agreement and to such other accounts. The Fund recognizes that in some cases this procedure may adversely affect the size or price of the position obtainable for the Fund's portfolio or its sale price of securities sold.

          The existing Agreement was approved by shareholders on September 10, 1992, with an initial term of two years ending September 9, 1994, and was renewed for a one year period ending September 9, 1995. An amended agreement was approved and became effective on September 10, 1995 for a one year period ending September 9, 1996. Under the terms of the amended agreement the Adviser's fee was lowered from 1.00% to an annual rate of 0.90% on the first $400 million of the Fund's aggregate net assets. It will continue in effect from year to year thereafter if approved annually (a) by the Board of Trustees of the Fund or by a majority vote of the outstanding shares of the Fund, and
(b) by a majority of the Trustees who are not parties to the Agreement or "interested persons," as defined in the 1940 Act, of any such party. This Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a majority vote of the outstanding shares of the Fund. For this purpose, a "majority vote of the outstanding shares of the Fund" means the lesser of (a) 67% or more of the Fund's outstanding shares present at a meeting at which more than 50% of the Fund's outstanding shares are present or represented by proxy or (b) more than 50% of the Fund's outstanding shares.

          While the Fund is a Massachusetts business trust, one of its Trustees, Marinus W. Keijzer, is not a U.S. resident and substantially all of his assets are generally located outside the U.S. As a result, it will be difficult for U.S. investors to effect service of process upon such trustees within the U.S., or to enforce judgements of courts of the U.S. predicated upon civil liabilities of such trustees under the federal securities laws of the U.S. In management's view, it is unlikely that foreign courts would enforce judgements of U.S. courts predicated upon the civil liability provisions of the federal securities laws, or, that such courts would enforce such civil labilities against foreign trustees in original actions.

PORTFOLIO MANAGEMENT

          The Adviser uses a system of multiple portfolio counselors in managing assets. Under this system the portfolio of the Fund is divided into segments, and each segment is assigned to an individual counselor, who determines how the assets in that segment will be invested (within limits provided by the Fund's objective and policies and the Adviser's investment committee). In addition, one segment is designated as a "research portfolio" and is managed by a number of research professionals.

Shaw B. Wagener

Mr. Wagener has served as a Director of the Adviser since 1991 and an Executive Vice President since 1993. He is also a Vice President of the Fund. In addition, he has served as Vice President-Investment Division of Capital Research and Management Company since 1986. Mr. Wagener is also a regional portfolio manager investing in Latin American equity and fixed income securities. He joined the Capital organization in 1981. Mr. Wagener has served as a portfolio counselor for the Fund since 1990.

Victor D. Kohn

Mr. Kohn has served as a Vice President of the Adviser since 1992, and is currently the Emerging Markets Research Manager of the Adviser. He is also a Vice President of the Fund. Mr. Kohn's research responsibilities include Argentina, Chile, and Peru. He joined the Capital organization in 1986 as an investment research analyst, and was elected an Executive Vice President of Capital Research International in July 1995.

Robert W. Lovelace

Mr. Lovelace has served as a Vice President of the Adviser since 1989. He is also a Vice President of the Fund. Mr. Lovelace's research responsibilities include Mexico and the Philippines. He joined the Capital organization in 1986 as an investment research analyst.

Carmen Guarini

Ms. Guarini has served as an investment analyst for Capital Research International since 1994 with research responsibility for the Brazillian market.
Messrs. Kohn and Wagener serve as portfolio counselors for the Fund. Mr. Lovelace and Ms. Guarini manage a portion of the "research portfolio".

EXPENSES

          The Fund's normal annual operating expenses, including the advisory fee payable to the Adviser, are estimated not to exceed approximately 1.5% of the Fund's average net assets (assuming approximately $300 million in average net assets). The Fund's normal operating expenses may be higher than those of other investment companies of comparable size which do not invest in the Latin American securities markets due to the generally higher fees and expenses charged for services required by the Fund in Latin America, and generally higher custodial, communications and other costs associated with the Fund's activities. The advisory and service fees payable to the Adviser generally are higher than the fees of many other investment companies that invest primarily in securities of U.S. issuers, due to the increased effort required in light of the specialized nature of the Fund's investment activities. There is no contractual or other limit on the Fund's expenses, and it is possible that such expenses may, due to unforeseen circumstances, be significantly higher than the above estimate.

          Costs of this Offering, estimated at approximately $32,995.92 will be paid by the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          In placing the Fund's portfolio transactions, the Adviser will seek the "best execution" of such orders, considering all relevant factors, including the execution capabilities required; the importance of speed, efficiency or confidentiality; familiarity with other parties from whom or to whom particular securities might be purchased or sold; and other factors. When it can be done consistently with "best execution," the Adviser will place portfolio transactions with brokers or dealers that supply market quotations to the Fund or the Adviser for portfolio evaluation purposes, or who supply research, market and statistical information to the Fund or the Adviser. In consideration of these services, the Adviser, in good faith, may cause the Fund to pay such brokers or dealers a higher commission than other brokers or dealers may charge.

          Pursuant to rules adopted by the U.S. Securities and Exchange Commission ("SEC"), the Fund may, from time to time, effect securities transactions through a broker, dealer or other entity that, under applicable provisions of the 1940 Act, may be deemed an "affiliate" of the Fund or the Adviser, or affiliates of such persons ("affiliated person"). Applicable provisions of the 1940 Act and SEC rules prohibit principal transactions with affiliated persons but permit the Fund to effect certain agency transactions with such persons under specified conditions and circumstances.

          Related provisions of the 1940 Act may also restrict the ability of the Fund to purchase securities in certain underwritings or offerings in which an affiliate of the Fund or the Adviser is a "principal underwriter," as that term is defined in the 1940 Act. If the Fund believed that any such restriction or prohibition were a significant impediment to its investment program, the Fund might determine to seek exemptive relief from the SEC with respect to that restriction. There can be no guarantee that the Fund would be successful in any such attempt to seek exemptive relief, and therefore the Fund may not be able to take advantage of certain opportunities which might otherwise be available if the affiliation did not exist or if the Fund were not registered under the 1940 Act.

          Brokerage commissions paid on the Fund's portfolio transactions for the fiscal years ended June 30,1995, 1994 and 1993 amounted to $470,723, $398,000 and $159,000, respectively.

                                     VALUATION

          The net asset value per share of the Fund is calculated in U.S. dollars on the last business day of each week and each month, and may be calculated at such other times as the Board of Trustees may determine, in the following manner:

1) Equity securities which are traded primarily on stock exchanges, including ADRs and other depositary receipts, are valued at the last sale price on the primary exchange on which such securities are traded, as of the close of business on the day the securities are being valued, or, in the absence of any sales, at the last reported bid price. Equity securities traded primarily in the over-the-counter market are valued at the last reported sale price. Long-term bonds and U.S. Treasury notes are valued at prices obtained from a bond pricing service of a major dealer when such prices are available; however, when a pricing service is not available or in other circumstances where the Adviser deems it appropriate to do so, such securities will be valued at the mean between their representative quoted bid and asked prices (or, if not available, at such prices for comparable securities). United States Treasury bills, certificates of deposit, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of their representative quoted bid and asked prices (or, if not available, at such prices for comparable securities). Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Shares of other investment companies may be valued using market quotations or current net asset values. Securities and assets for which market quotations are not readily available (including securities that are not readily marketable) or are deemed not to represent market value are valued at fair value as determined in good faith by or under direction of the Board. Assets or liabilities initially expressed in terms of currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates. The fair value of all other assets is added to the value of securities to arrive at the total assets.

2) The Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from the total assets.

3) The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

                          DIVIDENDS AND DISTRIBUTIONS

          The Fund will, from time to time, distribute dividends and realized net capital gains to shareholders. See "Tax Considerations." Shareholders will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Fund's dividend paying agent or, as permitted by the Board of Trustees, may elect to invest distributions in additional shares issued by the Fund for this purpose.

                             REPURCHASE OF SHARES

          The Fund's Board of Trustees currently intends, approximately each quarter, to consider authorizing the Fund to make tender offers for up to 5% of the Fund's then-outstanding shares at the then-current net asset value of the shares. Although such tender offers, if undertaken and completed, will provide some liquidity for shareholders, there can be no assurance that such tender offers will in fact be undertaken or completed or, if completed, that they will provide sufficient liquidity for all shareholders who may desire to sell such shares. As such, investment in the shares should be considered illiquid notwithstanding the possibility that one or more tender offers may be consummated.

          Commencement by the Fund of such a tender offer during a period in which it is simultaneously engaged in a continuous offering of its shares may be a violation of the rules designed to prevent price manipulation promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Accordingly, the Fund has applied for and received an exemption from such rules to permit the Fund to make tender offers for its shares while simultaneously engaged in the continuous offering of shares. No assurance can be given that the exemption may be maintained indefinitely. If the Board of Trustees authorizes the Fund to make a tender offer at such time, if any, that the Fund is unable to rely on the exemption, the Fund intends to suspend the continuous offering of its shares during the term of such tender offer in the manner prescribed by the 1934 Act (or in such other manner as may be permitted by the staff of the SEC).

           Although the Board of Trustees believes that tender offers for the shares generally would increase the liquidity of the shares, the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, could have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, the Adviser may encounter some difficulty in disposing of portfolio securities in order to consummate tender offers. In considering whether to make a tender offer the Board of Trustees would consider, among other things, how many (if any) Shareholders have indicated an interest in selling their shares, the current cash position of the Fund, any potential effect of the repurchase on the Fund's investment management operations, and whether a tender offer would be in the best interests of all Shareholders of the Fund. Shareholders interested in selling shares pursuant to a prospective tender offer should notify Abbe Shapiro, Capital International, Inc., 11100 Santa Monica Boulevard, Los Angeles, California 90025. Such notification should be in writing and should specify the number of shares to be tendered. This information will be considered by the Board of Trustees in considering whether to make a tender offer.

          Even if a tender offer has been made, the Trustees' current policy (which may be changed in the future), is that the Fund will not make a tender offer if (i) in the judgment of the Trustees, there is insufficient liquidity in Fund assets; (ii) such transactions, if consummated, would impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); or (iii) there is, in the judgment of the Trustees, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (c) limitations affecting the Fund or the issuers of its portfolio instruments imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, or (d) other events or conditions that would have a material adverse effect on the Fund or its shareholders if tendered shares were purchased.

                                 TAX CONSIDERATIONS

          The Fund intends to qualify and to elect to be taxed as a "regulated investment company" (or "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is to qualify for the special tax treatment afforded RICs under the Code, it must meet various requirements, including (i) that at least 90% of the Fund's gross income for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of stocks, securities or foreign currencies or from other income derived with respect to its business of investing in stock, securities or currencies; (ii) that less than 30% of its gross income must be derived from the sale or disposition of stock, securities, options, futures, and certain foreign currencies (including certain options, futures or forward contracts on foreign currencies) held for less than three months; (iii) that at the end of each quarter of its taxable year, it meets certain asset diversification requirements, including that not more than 25% of the value of its assets be invested in the securities of any one issuer and at least 50% of its assets be represented by cash, U.S. Government securities or other securities limited in the case of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of each such issuer; and (iv) that it distribute each year at least 90% of its investment company taxable income (including interest, dividends and net short-term capital gains in excess of net long-term capital losses).

          As a RIC, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and is paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

          If it qualifies for regulated investment company status, the Fund will send written notices to shareholders annually regarding the tax status of all distributions made during such year, the amount of undistributed net capital gains and any applicable tax credits.

DISTRIBUTIONS

           Dividends of investment company taxable income are taxable to a shareholder as ordinary income whether paid in cash or reinvested in additional shares. It is anticipated that the dividends will not qualify for the dividends-received deduction for a U.S. corporation.

          Distributions of net capital gains, if any, which are designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. The Board of Trustees of the Fund generally intends to distribute any net capital gains. If the Fund should retain net capital gains, it will be subject to a tax of 35% of the amount retained. The Fund expects to designate amounts retained, if any, as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income taxation on long-term capital gains, (i) would be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) would be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Fund would be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

           Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of forward contracts and certain futures contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses are referred to under the Code as "section 988" gains or losses.
Section 988 gains may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, Section 988 losses may decrease or eliminate income available for distribution. For example, if foreign exchange losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares, or as gain from the sale of Fund shares.

HEDGING TRANSACTIONS

          Generally, certain hedging transactions which the Fund may undertake may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of ordinary income and short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

          Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

          Certain requirements under the regulated investment company provisions of the Code may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and forward contracts.

SALE OF SHARES

          In general, upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, if the shareholder sells Fund shares to the Fund (in a tender offer by the Fund, for example), proceeds received by the shareholder may, in some cases, be characterized for tax purposes as dividends. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

FOREIGN WITHHOLDING TAXES

          Income received by the Fund from sources within countries other than the United States ("foreign countries") may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to shareholders the amount of foreign income and similar taxes it has paid. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) its pro rata share of those taxes in computing its taxable income or to use it as a foreign tax credit against its U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Because of the limitation, shareholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to elect to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays generally will reduce investment company taxable income.

BACKUP WITHHOLDING

          The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or where the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

          The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

          Distributions may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

INVESTMENT IN FOREIGN INVESTMENT COMPANIES

          The Fund currently invests in Chile and may in the future invest in one or more other countries through vehicles organized under local laws. For U.S. Federal income tax purposes, the vehicle used may be treated as a controlled foreign corporation ("CFC"). The income and net capital gains of a CFC will be includable in the investment company taxable income of the Fund, which the Fund must distribute to its shareholders. The Fund's investment in any CFC (or in two or more CFC's in which the Fund owns 20% or more of the voting stock) may be treated as the security of one issuer for purposes of the 5% and 25% limits of the diversification requirement.

          The Fund may also invest in securities of investment companies which it does not control which are organized under the laws of a country in which it may invest. For U.S. federal income tax purposes, these investment companies will be treated as passive foreign investment companies ("PFIC"). Gain on sale of PFIC shares, and certain excess distributions received from a PFIC, will be treated as ordinary income allocable ratably over the Fund's holding period for its PFIC shares. To the extent attributable to prior taxable years of the Fund, the gains or income will be taxable to the Fund, rather than its shareholders, and tax payable by the Fund will be increased by an interest charge. The Fund may be able to elect with respect to a PFIC to be taxed currently on the PFIC's income and gains. If this election were made it would avoid taxation of the income to the Fund and imposition of any interest charge, and enable the character of the PFIC's income (as net capital gain or ordinary income) to pass through to the Fund. Other elections also may become available to the Fund, including one under which the Fund would treat appreciation in value of PFIC shares as gain realized at the end of a taxable year, and such gain, if distributed by the Fund, would not be taxable to the Fund and no interest charge would be imposed. The specific consequences of one election normally will differ from the consequences arising under another election. As a result, the Fund will consider the ramifications of the election(s) available to it and will make these elections only as deemed appropriate.

                                   CAPITALIZATION

          The Fund was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1989 and is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.001 per share. As of the date of this Prospectus, the Fund had 11,828,220 such shares of beneficial interest outstanding and held no such shares for its own account. Shares of the Fund are fully paid and non-assessable. All shares are equal as to earnings, assets and voting privileges. The shares have no conversion, pre-emptive or subscription rights. In the event of liquidation of the Fund, each share of the Fund is entitled to its proportion of the Fund's net assets. See "Special Considerations and Risk Factors" for a description of possible restrictions on repatriation of Fund assets. Shares of the Fund are issued in registered form, and ownership and transfer of the shares are recorded by the Fund's transfer agent.

          The Fund is not required to hold regular meetings of its shareholders, unless required by provisions of the 1940 Act. Holders of a majority of the outstanding shares will constitute a quorum for the transaction of business at such meetings. Attendance and voting at shareholders meetings may be by proxy, and shareholders may take action by written consent in lieu of holding a meeting.

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

          The Fund may sell additional shares in the future, either privately or in one or more public offerings. A decision by the Board to offer additional shares, and whether such an offer would be made privately or to the public, would depend on the considerations which the Board at that time deems relevant. Such an offer may be made on terms and conditions which differ from the terms and conditions of the offering or any subsequent offering of shares. In addition, the Board may seek in the future to make the Fund's shares redeemable and the Fund an "open-end" investment company (although it has no present intention to do so).

          As a closed-end investment company registered with the SEC, the Fund is required in any offering of its shares to sell such shares at a price which is not less than the current net asset value per share (as defined in "Valuation," above), except that sales at a price less than the current net asset value per share may be made: (i) in connection with an offering to all current holders of shares, or (ii) with the consent of the holders of a majority of the shares, or (iii) as may be permitted by an order of the SEC. Any issuance or sale of additional shares by the Fund at a price less than the current net asset value per share would dilute the pro rata interests in the Fund's assets represented by the shares outstanding at that time. If the Fund were to convert to an "open-end" investment company, it would be required under the 1940 Act to sell shares only at a price not less than the current net asset value per share.

                                       THE OFFERING

          The Shares are offered at a price equal to the net asset value per share of the Fund next determined after receipt by the Fund of an order to purchase Shares. The minimum subscription and purchase by a single investor that is not already a shareholder is approximately 5,184 Shares. The Shares are being offered to a limited number of accredited institutional and individual investors. Shares will be offered on a continuous basis until all 3,763,201 Shares registered under this registration statement have been sold.

          The Fund reserves the right, in its sole discretion, to accept or reject any subscription, to accept a subscription for fewer than all of the Shares subscribed for, to accept subscriptions in any order (not necessarily in the order received). The Fund will notify each investor upon receipt and acceptance of its subscription.

          The terms of the Offering outlined above are qualified in their entirety by the more detailed provisions of the Shareholders Agreement to be entered into by all Fund shareholders (the "Shareholders Agreement"). Among other things, the Shareholders Agreement places restrictions on the transfer of Shares which may adversely affect the ability of a shareholder to liquidate its investment in the Fund. The Shareholders Agreement accompanies this Prospectus. See also "Shareholders Agreement and Restrictions on Transfer."

          Shares may be purchased by notifying Abbe Shapiro, Capital International, Inc., by telephone (310-996-6153) or telecopy (310-996-6200). Assuming the investor suitability and minimum purchase requirements described herein have been met and the order has been accepted, the price of Shares will be the net asset value per Share next determined (on the last business day of each week and month). Upon receipt of a purchase order, the Fund will send a confirmation letter to the investor indicating the name of the purchaser, the dollar amount of the purchase, the trade date on which the order will be priced and settlement instructions. On the trade date, once the net asset value has been calculated, the Fund will notify the purchaser of the purchase price per Share and total dollar amount of the purchase. Payment must be received on or prior to the third business day following the date on which the price is determined at the direction of such Fund officers. Payments for Shares to be sold by the Fund may be made in the following manner:

 Wire:   New World Investment Fund
         c/o Wells Fargo Bank (ABA 121000248)
         155 Fifth Street
         San Francisco, CA  94106

         For credit to the account of:
         American Funds Service Company
         a/c #4600-076178
         New World Investment Fund

 Check:  New World Investment Fund
         Attn:  Abbe Shapiro
         11100 Santa Monica Blvd., 15th Floor
         Los Angeles, CA  90025-3302

          In addition, at the sole discretion of the Adviser, investors may be permitted to purchase Shares by tendering to the Fund Latin American securities which are determined by the Adviser to be appropriate for the Fund's investment portfolio. In determining whether particular securities are suitable for the Fund's investment portfolio, the Adviser will consider the following factors, among others: the type, quality and value of the securities being tendered; the extent to which the Fund is already invested in such securities or in similar securities in terms of industry, geography or other criteria; the effect the tendered securities would have on the liquidity of the Fund's investment portfolio and other operational considerations; the Fund's cash position; and whether the Adviser believes that issuing Shares in exchange for the tendered securities would be in the best interests of the Fund and its shareholders.

          Investors who wish to purchase Shares with securities should send by telecopy (310-996-6200) to Abbe Shapiro a list of all such securities and the amount of each security being offered in exchange for Shares. The Fund may accept all, a portion or none of the tendered securities and will notify investors as to which, if any, of the securities will be accepted. Investors will be notified by written communication within five business days as to whether the Fund will issue Shares in exchange for any of the tendered securities. If any tendered securities are accepted, investors will receive Shares based on the market value of the tendered securities and the net asset value of the Fund's Shares next determined after the decision has been made to accept securities in exchange for Shares. The tendered securities must be received on or prior to the fifth business day following the date on which the price is determined at the direction of the Fund's officers.

                             SHARES ELIGIBLE FOR FUTURE SALE

          Upon completion of the Offering, the Fund would have outstanding 15,591,420 Shares of beneficial interest (if all Shares offered hereby are sold). The 3,763,201 Shares sold in the Offering may be freely traded without restriction under the Securities Act of 1933, as amended (the "1933 Act"). Shareholders are, however, subject to contractual restrictions on transfer pursuant to the Shareholders Agreement. All of the shares issued prior to this offering not pursuant to a public offering are "restricted securities" within the meaning of Rule 144 promulgated under the 1933 Act, and may not be sold without registration or an exemption from registration such as Rule 144 or Rule 144A under the 1933 Act.

          In general, under Rule 144, as currently in effect, a person who holds restricted securities is entitled to sell, within any three-month period, a number of restricted shares that does not exceed the greater of 1% of the then-outstanding shares of beneficial interest of the Fund or the average weekly trading volume during the four calendar weeks preceding such sale, provided a minimum of two years has elapsed between the later of the date of acquisition of such shares from the issuer or from an "affiliate" of the issuer, and any resale of such shares in reliance on Rule 144 for the account of either the acquirer or any subsequent holder of those shares. A person which is not deemed an "affiliate" of the issuer and who has beneficially owned shares for at least three years is entitled to sell such shares under Rule 144 without regard to the above volume limitations.

          Rule 144A provides a safe harbor from the registration requirements of the 1933 Act for the resale of restricted securities to specified institutions. In general, under Rule 144A, a person is entitled to resell securities that, when issued, were not of the same class as securities listed on a United States national securities exchange or quoted in an automated inter-dealer quotation system in the United States. Such "eligible securities" may only be sold under Rule 144A to a "qualified institutional buyer" which, in general, is an institution that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the institution.

          The foregoing is not intended to be a complete description of Rule 144 or Rule 144A or of the rights of parties to sell shares of beneficial interest.

          The Fund is unable to predict the effect that sales made under Rule 144 or Rule 144A, pursuant to future registration stateme nts, or otherwise, may have on any of the prevailing market prices for the Fund's shares although it is likely that sales of a large number of shares would depress such market price.

                     SHAREHOLDERS AGREEMENT AND RESTRICTIONS ON TRANSFER

          Each potential investor is required to enter into a Shareholders Agreement. Among other things, the Shareholders Agreement provides that with respect to transfers of shares no shareholder may transfer any shares to a third party that is a "company" (as that term is defined in the 1940 Act) unless (i) the prospective purchaser represents that it has total assets in excess of US $5 million; (ii) it transfers the lesser of its entire holding of shares or a sufficient number of shares that their current net asset value, in the aggregate, equals or exceeds the required minimum initial investment (currently, $100,000); (iii) the Fund receives prior written notification of the terms of any transfer and of the nature of the proposed transferee(s), and if requested, the Fund receives evidence of the proposed transfer's compliance with applicable law; and (iv) the Board of Trustees has not, within up to 30 days following receipt of the required notification from a prospective selling shareholder, determined that the proposed transfer would have a material adverse impact on the Fund or any of its shareholders and prohibited the transfer. If the prospective purchaser is a natural person, no shares may be transferred unless (i) the prospective purchaser satisfies (ii), (iii) and (iv) above, and (ii) the prospective purchaser has an individual net worth in excess of US $1 million or an individual income in excess of US $200,000 during each of the two most recent years. The Shareholders Agreement provides further that successors in interest of the holders of shares will be bound by its terms, and will be required to execute the Agreement. All investors purchasing Shares pursuant to the Offering are required to enter into the Shareholders Agreement.


          In light of the risks involved in an investment in the Fund and the unlikelihood that a secondary market will develop for the Shares, Shares should not be purchased unless the purchaser is capable of bearing the significant risk of maintaining such an investment for an indefinite period.

                              REPORTS TO SHAREHOLDERS

          Financial statements of the Fund are sent to its shareholders at least semiannually. At least one of these reports annually will be audited.

                 CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

          The Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, acts as custodian for the Fund pursuant to a custodian agreement. The custodian employs sub-custodians located in countries where the Fund's portfolio securities are traded.

          American Funds Service Company, 135 South State College Boulevard, Brea, California 92621, acts as the Fund's dividend paying agent, transfer agent and registrar for its shares.

                       INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

          The accounting firm of Price Waterhouse LLP, 400 South Hope Street, Los Angeles, California 90071, acts as independent accountants for the Fund. The financial statements for the year ended June 30, 1995 included in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

          The law firm of Dechert Price & Rhoads, 1500 K Street, NW, Washington, DC 20005, acts as legal counsel to the Fund.

                                  OFFICIAL DOCUMENTS

          The tabular and statistical information contained in this Prospectus is, unless otherwise indicated, derived from or based upon official documents or information from international agencies or from governments of various Latin American countries, government ministries or departments, central banks, principal stock exchanges or official statistical agencies in those countries.

                               SUPPLEMENTAL INFORMATION

          A person affiliated with the International Finance Corporation ("IFC") serves as an Advisor to the Fund's Board of Trustees. IFC is an international organization affiliated largely through common ownership with the International Bank for Reconstruction and Development ("The World Bank") but is a separate entity with its own operational and legal staff. IFC does not have access to all information in the possession of The World Bank including information furnished in confidence by representatives of countries which are members of The World Bank. IFC's obligations are not guaranteed by The World Bank or by any of IFC's member countries. IFC's capital is owned exclusively by its 165member governments. Shareholders should be aware that, in the course of their regular business activities, both IFC and The World Bank may possess or come into possession of information directly relevant to investment decisions made on behalf of the Fund. Shareholders should be aware that both IFC and The World Bank are obligated not to disclose or otherwise reveal any such information to third parties, including to the Adviser or Board of Trustees or officers of the Fund.

                                  PRINCIPAL SHAREHOLDERS

          The following table sets forth certain information regarding the beneficial ownership of the Fund's shares of beneficial interest of those of its shareholders that owned more than 5% of the outstanding shares of the Fund as of November 30, 1995:

     Name and Address              Percentage of Shares Beneficially Owned
     ----------------              ---------------------------------------
The Chase Manhattan Bank, N.A.
  as Trustee for the
AT&T Master Pension Trust
One Oak Way - Room 4EC 117
Berkeley Heights, NJ  07922                          26.2%

GM U.S. Pension Plans
General Motors Corporation
767 Fifth Avenue
New York, NY  10153                                  43.7%

The Chase Manhattan Bank, N.A.
  as Trustee for the
IBM Retirement Plan Trust
262 Harbor Drive
Stamford, CT  06904                                  18.9%

           AT&T Pension Plan and GM U.S. Pension Plans are deemed to be "control persons" as that term is defined in the 1940 Act by virtue of their beneficial ownership of more than 25% of the outstanding shares of the Fund. As of November 30, 1995, the Fund's Trustees and officers owned in the aggregate none of the Fund's shares of beneficial interest.

                                    FINANCIAL STATEMENTS

Audited Financial Statements as of June 30, 1995:
------------------------------------------------
Statement of Assets and Liabilities as of June 30, 1995 (including investment portfolio as of June 30, 1995).
Statement of Operations for the fiscal year ended June 30, 1995.
Statement of Changes in Net Assets for the fiscal years ended June 30, 1995 and June 30, 1994.
Per-Share Data and Ratios for the fiscal years ended June 30, 1990 through June 30, 1995.
Notes to Financial Statements for the fiscal year ended June 30, 1995.
Report of Independent Accountants dated August 10, 1995.

NEW WORLD INVESTMENT FUND
Investment Portfolio - June 30, 1995

                                              Equity              Type            Securities

                                              -----------         ----------      ------------

                                              Common              Preferred       Convertible                     Percent of

INDUSTRY DIVERSIFICATION                                           Stocks              Stocks          Stocks            Bonds
  Net Assets





      Telecommunications                      11.70%              6.85%                    -%        -%           18.55%

      Utilities: Electric & Gas               7.53                3.14                      -       0.19          10.86

      Building Materials & Components         6.44                1.11            1.12                            8.67
                                                                                                    -

      Banking                                 5.62                0.10            1.48                            7.20
                                                                                                    -

      Beverages & Tobacco                     4.12                1.95                                     -      6.07
                                                                                  -

      Merchandising                           3.65                1.27            0.25                            5.17
                                                                                                    -

      Forest Products & Paper                 2.71                1.41            -                 -             4.12

      Appliances and Household                0.29                3.15                              -             3.44
      Durables                                                                    -

      Metals: Steel                           1.63                1.65            0.06              -             3.34

      Financial Services                      2.09                                0.39              0.37          2.85
                                                                  -

      Equity Common Trusts                    2.49                                          -           -         2.49
                                                                  -

      Industrial Components                   0.53                0.95                      -       0.69          2.17

      Business & Public Services              0.44                1.62                      -                     2.06
                                                                                                    -

      Multi-Industry                          1.51                                          -                     1.51
                                                                  -                                 -

      Chemicals                               1.40                                 -                              1.40
                                                                  -                                 -

      Broadcasting & Publishing               1.05                                          -                     1.05
                                                                  -                                 -

      Energy Sources                          1.03                -                         -                     1.03
                                                                                                    -

      Food & Household Products               0.39                0.45                       -                    0.84
                                                                                                    -

      Real Estate                             0.80                                                                0.80
                                                                  -               -                 -

      Textiles & Apparel                      -                   0.75                       -            -       0.75

      Machinery & Engineering                 0.21                0.34                       -                    0.55
                                                                                                    -

      Construction & Housing                  0.50                                           -                    0.50
                                                                  -                                 -

      Electrical & Electronics                      -             0.25                       -                    0.25
                                                                                                    -

      Transportation                                                                       -        0.24          0.24
                                              -                   -

      Health & Personal Care                  0.15                                                         -      0.15
                                                                  -               -

      Miscellaneous                           -                         -                    -      4.21          4.21

                                              ------              ------          -----             -----         ------

                                              56.28%              24.99%          3.30%             1.49%         90.27

      Short-Term Securities                   ======              ======          =====             =====         9.05

      Excess of cash and receivables                                                                              0.68
                                                                                                                  -------

      Net Assets                                                                                                  100.00%




**********
**********

                                                                                              Market Value

                                                                    Acquisition               of Holdings

                                             Percent of             Cost                      6/30/95

TEN LARGEST EQUITY HOLDINGS                  Net Assets             (in thousands)            (in thousands)

                                             ----------             --------------            --------------

Telecomunicacoes Brasileiras                 6.06%                  $2,065                    $14,702

Chilgener                                    4.33                   9,091                     10,489

Telefonica de Argentina                      3.71                   9,413                     8,992

Telefonos de Mexico                          3.61                   5,828                     8,761

Brasmoter                                    3.15                   3,048                     7,627

Panamerican Beverage                         2.77                   6,302                     6,723

CEMEX                                        2.71                   5,155                     6,577

Cifra                                        2.64                   869                       6,395

Kimberly Clark de Mexico                     2.27                   1,943                     5,503

Banco de Credito Del Peru                    2.01                   3,232                     4,876
                                             ------                 -------                   -------

                                             33.26%                 $46,946                   $80,645
                                             ======                 ========                  ========


**********
NEW WORLD INVESTMENT FUND
Investment Portfolio - June 30, 1995
-------------------------------------------------------------------------------

                                                                           Number

                                                                           of Shares

                                                                           or               Market         Percent

EQUITY-TYPE SECURITIES                                                     Principal        Value          of Net

(common and preferred stocks and convertible debentures)                   Amount           (000)          Assets

--------------------------------------------------------                   ---------        -------        --------

ARGENTINA - 12.48%

  Astra Compania Argentina de Petroleo SA                                  1,386,000        $  2,080       .86

  Banco de Galicia y Buenos Aires SA, Class B

    (American Depositary Receipts)                                         4,200            66

  Banco de Galicia y Buenos Aires SA,                                                                      .66

    7.00% convertible bond August 1, 2002                                  $2,200,000       1,540

  Banco Frances del Rio de la Plata SA

    (American Depositary Receipts)                                         228,000          4,104          1.69

  BISA-Bemberg Industrial SA

    (acquired 10/31/94, cost: $3,000,000) (1)                              3,000,000        3,000          1.24

  Hidroneuquen SA (acquired 11/12/93, cost: $2,437,000) (1) (2)            2,353,874        2,437          1.01

  IRSA Inversiones y Representaciones SA

    (Global Depositary Receipts) (2)                                       41,650           968            .40

  Nortel Inversora SA, Class A, preferred (American Depositary
    Receipts)

    (acquired 11/24/92, cost: $1,503,000) (1)                              211,560          2,097          .87

  Sociedad Comercial del Plata SA                                          133,000          330

  SOCIEDAD COMERCIAL DEL PLATA SA (AMERICAN DEPOSITARY                                                     .20

    RECEIPTS) (ACQUIRED 4/28/95, COST: $147,000) (1)(2)                    6,700            166

  Telecom Argentina STET-France Telecom SA, Class B                        741,000          3,373

  Telecom Argentina STET-France Telecom SA, Class B                                                        1.67

    (American Depositary Shares)                                           15,000           683

  Telefonica de Argentina SA, Class B                                      910,000          2,285

 Telefonica de Argentina SA, Class B (American Depositary                  271,000          6,707          3.71
 Shares)

  YPF SA, Class D (American Depositary Receipts)                           22,400           423            .17

                                                                                            ---------      -------

                                                                                            30,259         12.48

                                                                                            ---------      -------
                                                                                            -

BRAZIL-29.73%

  Aracruz Celulose SA, Class B, preferred nominative                       8,799            21

  Aracruz Celulose SA (American Depositary Receipts)                       34,000           400            .17

  Banco Bradesco SA, preferred nominative                                  29,856,111       253

  Banco Bradesco SA, preferred nominative, rights, expire                                                  .11
  July 13, 1995

                                                                           539,142          1

  Brasmotor SA, preferred nominative                                       41,276,787       7,627          3.15

  Centrais Electricas Brasileiras SA, Class B, preferred                   2,989,976        796
    nominative

  Centrais Electricas Brasileiras SA, ordinary nominative                  2,910,967        759            .64

  CESP-Companhia Energetica de Sao Paulo, preferred                        71,903,400       2,845
    nominative (2)

 CESP-Companhia Energetica de Sao Paulo, ordinary nominative               3,000,000        98
 (2)

  CESP-Companhia Energetica de Sao Paulo, preferred nominative                                             1.41

     (American Depositary Receipts) (acquired 8/30/94,                     42,112           468

     cost: $711,000) (1) (2)

  COFAP-Companhia Fabricadora de Pecas, preferred nominative               133,020          1,139          .47

  Companhia Cervejaria Brahma, preferred nominative                        14,394,421       4,725          1.95

  Companhia Cimento Portland Itau, preferred nominative                    7,610,000        2,233          .92

  Companhia Energetica de Minas Gerais-CEMIG, preferred                    117,586,476      2,301
   nominative

  Companhia Energetica de Minas Gerais-CEMIG, preferred nominative

     (American Depositary Receipts) (acquired 9/22/94,

     cost: $1,616,000) (1) (2)                                             63,583           1,224          1.45

  Companhia Metalurgica Barbara, preferred nominative (2)                  689,195,763      472            .20

  Companhia Siderurgica Belgo-Mineira, preferred nominative                15,391,518       1,363          .56

  Companhia Vale do Rio Doce, preferred nominative                         17,516,720       2,647

  Companhia Vale do Rio Doce, ordinary nominative                          885,000          250            1.20

  COTEMINAS-Companhia de Tecidos Norte de Minas, preferred                 5,835,000        1,839          .76
   nominative

  Ericsson do Brazil Comercio e Industria SA,

     preferred nominative                                                  143,182,500      607            .25

  GP Capital Partners, LP (aquired 1/28/94, cost: $3,000,000)              3,000            3,000          1.24
   (1) (2) (3)

  Industrias Klabin de Papel e Celulose SA, preferred                      2,383,084        3,367          1.39
   nominative

  Lojas Americanas SA, preferred nominative                                51,798,049       1,154

  Lojas Americanas SA, ordinary nominative                                 95,125,600       2,166

  Lojas Americanas SA, preferred nominative,                                                               1.49

     warrants, expire May 3, 1996 (2)                                      531,552          284

  Mecanica Pesada, preferred nominative                                    190,000          826            .55

  Mecanica Pesada, ordinary nominative                                     70,000           517

  Mesbla SA, preferred nominative (2)                                      32,349,795       1,934          1.05

  Mesbla SA, Series 2, 13.25% covertible bond, November 1, 1996            CR$10,270,0      608
                                                                           00

  OSA, PREFERRED NOMINATIVE                                                90,000,000       1,174          .48

  PETROBRAS DISTRIBUIDORA SA-BR, PREFERRED NOMINATIVE                      113,693,000      3,930          1.62

  RHODIA-STER SA (GLOBAL DEPOSITARY RECEIPTS)                              113,100          1,555          .64

  SADIA CONCORDIA SA INDUSTRIA E COMERCIO, PREFERRED NOMINATIVE            1,163,000        1,087          .45

  TELECOMUNICACOES BRASILEIRAS SA, PREFERRED NOMINATIVE                    446,389,313      14,702         6.06

  TELECOMUNICACOES DE MINAS GERAIS,ORDINARY NOMINATIVE                     4,478,000        181            .07

  TELECOMUNICACOES DE SAO PAULO SA-TELESP, PREFERRED NOMINATIVE            15,447,114       1,914

  TELECOMUNICACOES DE SAO PAULO SA-TELESP, ORDINARY NOMINATIVE             2,554,000        325            .92

  VIDRARARIA SANTA MARINA, ORDINARY NOMINATIVE                             308,700          1,275          .53

                                                                                            ---------      -------

                                                                                            72,067         29.73

                                                                                            ---------      -------

CHILE - 10.66%

  BANMEDICA SA                                                             2,362,500        1,076          .44

  CAP SA                                                                   360,599          2,270          .93

  CHILGENER SA (AMERICAN DEPOSITARY RECEIPTS)                              331,678          10,489         4.33

  COMPANIA CERVECERIAS UNIDAS SA (AMERICAN DEPOSITARY SHARES)              110,000          2,929          1.21

  COMPANIA DE TELECOMUNICACIONES DE CHILE SA

     (AMERICAN DEPOSITARY RECEIPTS)                                        18,000           1,465          .60

  COMPANIA TECNO INDUSTRIAL SA                                             9,720,000        703            .29

  EMPRESA NACIONAL DE ELECTRICIDAD SA (AMERICAN DEPOSITARY                 135,409          3,588          1.48
    RECEIPTS)

  FORESTAL TERRANOVA                                                       360,599          691            .29

  INVERCAP SA                                                              360,599          792            .33

  SOCIEDAD QUIMICA Y MINERA DE CHILE SA, CLASS A                           386,600          1,833          .76

                                                                                            -------        --------

                                                                                            25,836         10.66

                                                                                            -------        --------

COLOMBIA - 2.58%

  BANCO DE COLOMBIA SA (GLOBAL DEPOSITARY RECEIPTS)

     (ACQUIRED 5/26/94, COST: $825,000) (1)                                65,000           488

  BANCO DE COLOMBIA SA 5.20% CONVERTIBLE BOND FEBRUARY 1, 1999                                             .73

     (ACQUIRED 1/27/94, COST: $1,975,000) (1)                              $1,700,000       1,275

  CEMENTOS DIAMANTE, SA                                                    141,731          978            .40

  CEMENTOS PAZ DEL RIO (AMERICAN DEPOSITARY RECEIPTS)

     (ACQUIRED 9/21/94, COST: $941,000) (1) (2)                            42,000           693            .28

  CORPORACION FINANCIERA DEL VALLE SA, CLASS B

     (AMERICAN DEPOSITARY RECEIPTS) (ACQUIRED 2/4/93,

     COST: $2,010,000) (1)                                                 168,209          2,818          1.17

                                                                                            -------        --------

                                                                                            6,252          2.58

                                                                                            -------        --------

ECUADOR - 0.70%

  LA CEMENTO NACIONAL CA (GLOBAL DEPOSITARY RECEIPTS)

     (ACQUIRED 6/21/94, COST: $1,151,000) (1)                              7,424            1,708          .70

                                                                                            -------        --------



MEXICO - 22.92%

  APASCO, SA DE CV, CLASS A                                                1,025,976        4,078          1.68

  BCA QUADRUM, SA, ORDINARY PARTICIPATION CERTIFICATES

     (AMERICAN DEPOSITARY RECEIPTS) (2)                                    180,000          1,170          .48

  Bufete Industrial, SA, ordinary participation certificates

     (American Depositary Receipts)                                        74,000           1,203          .50

  CEMEX, SA, Class A                                                       67,500           234

  CEMEX, SA, Class B                                                       1,003,100        3,625

  CEMEX, SA, Class B, 4.25% convertible bond,  November 1, 1997            $3,600,000       2,718          2.71
   (aquired 9/28/94, cost: $3,626,000) (1)

  Cifra, SA de CV, Class B                                                 3,028,930        4,174

  Cifra, SA de CV, Class C                                                 1,682,142        2,221          2.64

  Embotelladores del Valle de Anahuac, SA de CV, Class B                   349,100          330            .14

  Gruma, SA de CV, Class B                                                 69,360           198            .08

  Grupo Carso, SA de CV, Class A1                                          467,300          2,561          1.06

  Grupo Casa Autrey, SA de CV (American Depositary Receipts)               24,500           364            .15

  Grupo Financiero Banamex Accival, SA de CV, Class B                      1,355,500        2,085

  Grupo Financiero Banamex Accival, SA de CV, Class L                      111,560          170

  Grupo Financiero Banamex Accival, SA de CV,

     7.00% convertible debentures December 15, 1999                        $1,030,000       742            1.24

  Grupo Financerio Bancomer, SA de CV, Class L

     51.00% convertible debentures May 16, 2002                            MXP5750000       935            .38

  Grupo Financiero Banorte, SA de CV, Classs C                             219,500          285            .12

  Grupo Televisa, SA, ordinary participation certificates                  106,000          1,087

  Grupo Televisa, SA, ordinary participation certificates                                                  1.04

     (American Depositary Receipts)                                        71,000           1,447

  Internacional de Ceramica, SA de CV, Class B (2)                         55,200           91

  Internacional de Ceramica, SA de CV                                                                      .59

     (American Depositary Receipts) (2)                                    170,400          1,342

  Kimberly-Clark de Mexico, SA de CV, Class A                              410,000          4,718

  Kimberly-Clark de Mexico, SA de CV, Class B                              70,000           785            2.27

  Panamerican Beverages, Inc., Class A                                     224,100          6,723          2.77

  Sigma Alimentos, SA de CV, Class B                                       110,000          749            .31

  Telefonos de Mexico, SA de CV, Class A                                   1,650,000        2,438

  Telefonos de Mexico, SA de CV, Class L                                   2,475,000        3,657

  Telefonos de Mexico, SA de CV, Class L                                                                   3.61

     (American Depositary Receipts)                                        90,000           2,666

  Tolmex, SA de CV, Class B2                                               295,700          1,156          .48

  Tubos de Acero de Mexico, SA (2)                                         151,000          738

  Tubos de Acero de Mexico, SA

     (American Depositary Receipts) (2)                                    141,200          697

  Tubos de Acero de Mexico, SA

     7.50% convertible Eurobond, June 12, 1997                             $250,000         193            .67

                                                                                            -------        --------

                                                                                            55,580         22.92

                                                                                            --------       --------

PERU - 2.80%

  Banco de Credito del Peru                                                2,778,213        4,876          2.01

  Cemento Norte Pacasmayo, Class C                                         400,000          1,044          .43

  Ontario-Quinta A.V.V. (acquired 8/15/94, cost: $900,000) (1)             877,083          877            .36
   (2)

                                                                                            ---------      --------

                                                                                            6,797          2.80

                                                                                            -------        --------

PHILIPPINES - 0.91%

  Ayala Land, Inc., Class B                                                843,750          976            .40

  Philippine Long Distance Telephone Co.

    (Global Depositary Receipts)                                           30,000           1,223          .51

  Philippine National Bank                                                 281              3              -

                                                                                            -------        --------

                                                                                            2,202          .91

                                                                                            -------        --------

PORTUGAL - 0.65%

 Corticeira Amorim-Sociedade Gestora de Participacoes

    Socais, SA                                                             40,700           612            .25

 Portugal Telecom (American Depository Receipts) (2)                       50,500           960            .40

                                                                                            -------        --------

                                                                                            1,572          .65



UNITED STATES - 0.12%

  Atlantic Tele-Network, Inc. (2)                                          36,700           298            .12

                                                                                            -------        --------



URUGUAY - 0.75%

  Banco Comercial Portugues, SA

     (Global Depositary Receipts)                                          115,000          1,811          .75

                                                                                            -------        --------



VENEZUELA - 0.27%

  Compania de Inmuebles y Valores Caracas (2)                              20,494,000       -              -

  Fabrica Nacional de Cementos SACA                                        4,098,800        398            .16

  Venezolana de Cementos, SACA, Class A                                    163,800          231

  Venezolana de Cementos, SACA, Class B                                    23,094           30             .11

                                                                                            --------       --------

                                                                                            659            .27

                                                                                            --------       --------



MISCELLANEOUS - 0.00%

  Stocks in initial period of acquisition                                  1,700,000        3              -

                                                                                            --------       --------

TOTAL EQUITY-TYPE SECURITIES (cost: $164,248,000)                                           205,044        84.57

                                                                                            --------       --------

                                                                           Principal

                                                                           Amount

BONDS AND NOTES                                                            (000)



ARGENTINA - 1.34%

  Republic of Argentina Bocon PIK 7.268% April 1,2001 (4)                  $3,750           2,054

  Republic of Argentina Bocon PIK 5.861% April 1, 2001 (4)                 ARP2,250         735            1.15

  Bridas Corporation SR 12.50% November 15, 1999                           250              230            .09

  Central Puerto SA 10.75% convertible Eurobond,

    November 2, 1997                                                       250              240            .10

                                                                                            --------       --------

                                                                                            3,259          1.34

                                                                                            --------       --------

BRAZIL - 1.03%

  Aracruz Celulose SA Eurobond 9.00% July 22, 1998                         150              147            .06

  Federal Republic of Brazil Capitalization Bond PIK

    8.00% April 15, 2014                                                   780              383            .16

  Federal Republic of Brazil Debt Conversion Bond 7.3125%

    April 15, 2012 (4)                                                     2,250            1,170          .48

  Republic of Minas Gerias Series A 7.875%

    Feburary 10, 1999                                                      1,000            790            .33

                                                                                            -------        --------

                                                                                            2,490          1.03

                                                                                            -------        --------



MEXICO - 1.22%

  Banco Nacional de Comercio Exterior S.N.C. Trust convertible             500              362            .15

    Eurobond 8.00% August 5, 2003

  Ispat Mexicana, SA de CV 10.375%

    Senior Notes due March 15, 2001 (1)                                    500              430            .18

  Mc-Cuernavaca Toll Road Trust 9.25% July 25, 2001                        799              575            .24

  Tubos de Acero de Mexico 13.75% December 8, 1999

    (acquired 11/23/94, cost: $1,233,000) (1)                              1,250            1,105          .45

  United Mexican States MYRA (multi-year restructuring

     agreement)/Agent-Citibank, N.A./Loan Participation

     Agreements (Participation-Salomon Brothers Inc.)(2,4,5,6)             300              208

  United Mexican States MYRA (multi-year restructuring

     agreement)/Agent-International Mexican Bank Ltd./ Loan                                                .20

     Participation Agreements (Participation-Morgan Guaranty

     Trust) (2,4,5,6)                                                      400              278

                                                                                            --------       --------

                                                                                            2,958          1.22

                                                                                            -------        --------



PANAMA - 0.35%

  Republic of Panama 7.125% May 10, 2002 (4)                               400              306

  Republic of Panama/Agent-Citibank, N.A./Loan Participation

     Agreements (Participation- Citibank, N.A.) (2,4,5,6)                  1,784            541            .35

                                                                                            --------       --------

                                                                                            847            .35

                                                                                            --------       --------



PERU - 1.54%

  Republic of Peru/Agent-Bankers Trust Company/

     Loan Participation Agreements

     (Participation-Citibank, N.A.) (2,4,5,6)                              975              273            .11

  Republic of Peru/Agent-Citibank, N.A./Loan Participation

     Agreements (Participation-Citibank, N.A.) (2,4,5,6)                   2,583            769            .32

  Republic of Peru/Agent-Citibank, N.A./Loan Participation

     Agreements (Participation-Morgan Guaranty Trust) (2,4,5,6)            2,661            800            .33

  Republic of Peru/Agent-Citibank, N.A./Loan Participation

     Agreements (Participation-Salomon Brothers Inc.) (2,4,5,6)            1,851            553            .23

  Republic of Peru/Agent-Wells Fargo Bank/Loan Participation

     Agreements (Participation-Citibank, N.A.) (2,4,5,6)                   820              230            .09

  Republic of Peru/Agent-Wells Fargo Bank/Loan Participation

     Agreements (Participation-Morgan Guaranty Trust) (2,4,5,6)            3,407            963            .40

   Republic of Peru/Agent-Wells Fargo Bank, N.A./Loan

     Participation Agreements (Participation-J.P. Morgan) (2,4

     5,6)                                                                  506              144            .06



                                                                                            --------       --------

                                                                                            3,732          1.54

                                                                                            --------       --------



VENEZUELA - 0.22%

  Venezolana de Cementos, SACA

     Eurobond 9.25% November 22, 1996                                      600              528            0.22



TOTAL BONDS AND NOTES (cost: $13,806,000)                                                   --------       --------

                                                                                            13,814         5.70

                                                                                            -------        --------

SHORT-TERM SECURITIES



Corporate Short-Term Notes - 4.20%

  ABN Amro North America Finance, Inc. 5.92% due 7/11/95                   6,100            6,089          2.51

  Deutsche Bank Financial Inc. 5.88% due 7/6/95                            2,000            1,998          .82

  UBS Finance (Delaware), Inc. 6.20% due 7/3/95                            2,100            2,099          .87

                                                                                            -------        --------

                                                                                            10,186         4.20



NON-U.S. CURRENCY - 4.85%

  Chilean peso                                                             CHP4,386,70      11,751         4.85
                                                                           3

                                                                                            --------       --------

TOTAL SHORT-TERM SECURITIES (cost: $21,201,000)                                             21,937         9.05

                                                                                            --------       --------

TOTAL INVESTMENT SECURITIES (cost: $199,255,000)                                            240,795        99.32

Excess of  cash and receivables over liabilities                                            1,649          .68

                                                                                            --------       --------

NET ASSETS                                                                                  242,444        100.00

                                                                                            ========       ========




(1) Purchased in a private placement transaction; resale to the public may require registration and no right to demand
     registration under U.S. law exsists.  As of June 30, 1995, the total market value and cost of such securities was
     $24,074,000 and $25,439,000 respectively, and the market
     value represented 9.93% of net assets.
(2) Non-income-producing securities.
(3) Unfunded capital commitments represent binding
     commitments made by the fund which may be paid in the
     future.  Payment is made when a capital call is requested.
     Capital calls can only be made when certain requirements
     have been fulfilled; such as the timing of such capital
     calls can not be readily determined.
(4) Coupon rate may change periodically.
(5) Security is currently in default.
(6) Participation interests were acquired through the financial institution indicated parenthetically.
    Non-U.S. currency symbols:
        ARP - Argentine peso
        R$  - Brazilian real
        CHP - Chilean peso
        MXP - Mexican peso
     See Notes to Financial Statements
The description of companies shown in the portfolio, which are obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditor's Report.
Equity-type securities added to the
portfolio since December 31, 1994
----------------------------------------------
  Bufete Industrial
  CEMENTO NORTE PACASMAYO
  COMPANIA DE INMUEBLAS Y VALORES CARACAS
  COTEMINAS-COMPANHIA DE TECIDOS NORTE DE MINES
  GRUPO FINANCERIO BANORTE
  OSA
  PORTUGAL TELECOM
  SADIA CONCORDIA
  SIGMA ALIMENTOS
  SOCIEDAD COMERCIAL DEL PLATA
  TELECOMUNICACOES DE MINAS GERAIS
EQUITY - TYPE SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE DECEMBER 31, 1994
----------------------------------------------
  BANCO O'HIGGINS
  COCA-COLA FEMSA
  FOMENTO ECONOMICO MEXICANO
  GRUPO EMBOTELLADOR DE MEXICO
  GRUPO FINANCIERO SERFIN
  GRUPO INDUSTRIAL DURANGO
  HYLSAMEX
  MANNESMANN
  RIPASA SA CELULOSE E PAPEL
NEW WORLD INVESTMENT FUND
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
AT JUNE 30, 1995 (dollars in thousands)





Assets:

Investment securities at market

 (cost: $199,255)                                                                    240,795

Cash                                                                                 582

Receivables for--

 Sales of investments                                         2,732

 Dividends and accrued interest                               2,209                  4,941

                                                              --------               --------

                                                                                     246,318

                                                                                     --------

Liabilities:

Non-U.S. taxes payable                                                               261

Payables for--

 Purchases of investments                                     1,432

 Unfunded Capital commitments                                 1,924

 Management services                                          197

 Accrued expenses                                             60                     3,613

                                                              --------               --------

                                                                                     3,874

                                                                                     --------

Net Assets at June 30, 1995 --

 Equivalent to $19.26 per share on

 12,588,493 shares of beneficial

 interest issued and outstanding,

 par value $0.001 per share;

 unlimited shares authorized                                                         242,444

                                                                                     ========



Statement of Operations for the Year Ended

June 30, 1995 (dollars in thousands)



Investment Income:

Income:

 Dividends                                                    4,402

 Interest                                                     4,209                  8,611

                                                              ---------

Expenses:

 Management services fee                                      2,896

 Custodian fee                                                569

 Auditing and legal fees                                      88

 Reports to shareholders                                      6

 Registration statement and prospectus                        3

 Taxes other than federal

  income tax                                                  13

 Other expenses                                               105                    3,680

                                                              ---------              ---------

Income before non-U.S. taxes                                                         4,931

Non-U.S. taxes                                                                       (365)

                                                                                     ---------

Net investment income                                                                4,566

                                                                                     ---------

Realized Gain and Unrealized

 Depreciation on Investments:

Realized gain before non-U.S. taxes                           53,957

Non-U.S. taxes                                                (5,368)

                                                              ---------

 Net realized gain                                                                   48,589

Net change in unrealized

  appreciation (depreciation):

 Beginning of year                                            139,418

 End of year                                                  41,534

                                                              ---------

  Net unrealized depreciation                                 (97,884)

  Non-U.S. taxes..                                            3,649                  (94,235)

                                                              ---------              ---------



 Net realized gain and unrealized

  depreciation on investments..                                                      (45,646)

                                                                                     ---------

Net Decrease in Net Assets Resulting

 from Operations                                                                     (41,080)

                                                                                     ========



Statement of Changes in Net Assets

(dollars in thousands)

                                                              1995                   1994

                                                              ---------              ---------

Operations:

Net investment income                                         4,566                  4,056

Net realized gain on investments                              48,589                 45,168

Net unrealized appreciation (depreciation)

 on investments                                               (94,235)               26,003

                                                              ---------              ---------

 Net increase (decrease) in net assets

  resulting from operations                                   (41,080)               75,227

                                                              ---------              ---------

Dividends and Distributions Paid

 to Shareholders:

Dividends from net

 investment income                                            (366)                  (1,837)

Distributions from net realized

 gain on investments                                          (89,986)               (19,590)

                                                              ---------              ---------

 Total dividends and

  distributions                                               (90,352)               (21,427)

                                                              ---------              ---------

Capital Share Transactions:

Proceeds from shares sold:

 738,845 shares                                               -                      23,572

Proceeds from shares issued in

 reinvestment of net investment

 income dividends and

 distributions of net realized

 gain on investments:

 3,415,584 and 671,062 shares,

 respectively                                                 90,342                 19,991

Cost of shares repurchased:

 595,821 and 144,495

 shares, respectively                                         (21,892)               (3,613)

                                                              ---------              ---------

Net increase in net assets

 resulting from capital share

 transactions                                                 68,450                 39,950

                                                              ---------              ---------

Total Increase (Decrease) in Net Assets                       (62,982)               93,750



Net Assets:

Beginning of year                                             305,426                211,676

                                                              ---------              ---------

End of year (including

 excess of distributions over net investment

 income: $3,784 and $2,448,

 respectively)                                                242,444                305,426

                                                              =========              =========


See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. New World Investment Fund (the "fund") is registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

      Equity-type securities are stated at market value based upon closing sales prices reported on recognized securities exchanges on the last business day of the year or, in the absence of any sales, upon last-reported bid prices on that date. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Equity-type securities traded primarily in the over-the-counter market are valued at the last available sale prior to the time of valuation, or lacking any sales, at the last reported bid price. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Securities for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale), or which are not deemed to represent market value, are valued at fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

      As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis.
Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends on distributions paid to shareholders are recorded on the ex-dividend date.

      Investment securities, cash balances, and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, dividend and interest income, and certain expenses are calculated at the rates of exchange prevailing on the respective dates of such transactions.

 Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments. The effects on net investment income arising from changes in exchange rates are also not segregated.

     Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $569,000 includes $46,000 that was paid by these credits rather than in cash.

2. Investing in securities of issuers in a variety of developing countries involves certain special investment risks, which may include investment and repatriation restrictions, currency volatility, government involvement in the private sector, limited investor information, shallow securities markets, certain local tax law considerations, and limited regulation of the securities markets.

     Dividend income, and interest income, net realized gains, and net unrealized gains of the fund derived in Chile are subject to certain non-U.S. taxes at rates of 20% and 35%, respectively. The fund provides for such non-U.S. taxes on investment income, net realized gains, and net unrealized gains.

3. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of June 30, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $40,195,000, net of accumulated deferred taxes totaling $1,345,000 on net unrealized appreciation of Chilean securities, of which $71,143,000 related to appreciated securities and $29,603,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for year ended June 30, 1995. The cost of portfolio securities for book and federal income tax purposes was $199,255,000 at June 30, 1995.


4. The fee of $2,896,000 for management services was paid pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued weekly, based on an annual rate of 1.00% on the first $400 million of the fund's net assets, plus 0.80% of such assets in excess of $400 million. CII is owned by Capital Group International, Inc., which is a wholly owned subsidiary of The Capital Group Companies, Inc.

5. As of June 30, 1995, accumulated undistributed net realized gain on investments was $5,137,000 and additional paid-in capital was $200,889,000. The fund made purchases and sales of investment securities, excluding short-term securities, of $117,574,000 and $124,542,000, respectively, during the year ended June 30, 1995.

       Dividend and interest income is recorded net of non-U.S. taxes paid.
For the year ended June 30, 1995, such non-U.S. taxes were $417,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $75,000 for the year ended June 30,1995.

       In accordance with SOP 93-2, the fund reclassified $5,461,000 from undistributed net investment income to additional paid-in capital, and from additional paid-in capital to undistributed net realized gains, respectively, for the year ended June 30, 1995.
Per-Share Data and Ratios

                                                                   Year ended June 30




                                                  1995             1994         1993            1992            1991

                                                  -------          -------      -------         -------         -------



Net Asset Value, Beginning of Year                31.27            24.89        20.98           17.79           12.02

                                                  -------          -------      -------         -------         -------

Income from Investment Operations:

 Net investment income                            .43              .50          .37             .41             .61

 Net realized and unrealized

  gains (losses) on investments

  before non-U.S. taxes                           (2.49)           8.83         5.59            4.38            6.45

 Non-U.S. taxes                                   (.10)            (.50)        (.01)           (.20)           (.40)

                                                  -------          -------      -------         -------         -------

  Total income (loss) from investment

   operations                                     (2.16)           8.83         5.95            4.59            6.66

                                                  -------          -------      -------         -------         -------

Less Distributions:

 Dividends from net investment

  income                                          (.04)            (.21)            -           (.46)           (.52)

 Distributions from net

  realized gains                                  (9.81)           (2.24)       (2.04)          (.94)           (.37)

                                                  -------          -------      -------         -------         -------

  Total distributions                             (9.85)           (2.45)       (2.04)          (1.40)          (.89)

                                                  -------          -------      -------         -------         -------

Net Asset Value, End of Year                      19.26            31.27        24.89           20.98           17.79

                                                  =======          =======      =======         =======         =======



Total Return                                      (15.47%)         35.97%       31.28%          26.57%          58.82%



Ratios/Supplemental Data:

Net assets, end of year

 (in millions)                                    $242             $305         $212            $180            $129

Ratio of expenses to average

 net assets                                       1.27%            1.36%        1.40%           1.53%           1.67%

Ratio of expenses and non-U.S.

 taxes to average net assets                      1.40%            1.50%        1.62%           1.71%           1.87%

Ratio of net income to average

 net assets                                       1.58%            1.43%        1.70%           1.92%           4.59%

Portfolio turnover rate                           44.19%           21.47%       17.23%          21.66%          23.25%


**********

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of New World Investment Fund
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of New World Investment Fund (the "Fund") at June 30, 1995, the results of its operations, the changes in its net assets, and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based upon our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1995 by correspondence with the custodian and brokers and application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Los Angeles, California
August 10, 1995

TAX INFORMATION (UNAUDITED)

 The fund makes an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the fund to its shareholders. The total amount of foreign taxes passed through to shareholders for the year ended June 30, 1995 totals $0.80528 per share.

 None of the distributions paid by the fund from investment income earned in the year ended June 30, 1995, qualified for the corporate dividends-received deduction nor were derived from interest on direct U.S. Treasury obligations.

 This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the annual information on the taxability of distributions supplied by the fund.